     As filed with the Securities and Exchange Commission on April 23, 1999


                                                     Registration No. 333-07617

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------


                         POST-EFFECTIVE AMENDMENT NO. 3
                                    FORM S-6

                         ------------------------------

                 FOR THE REGISTRATION UNDER THE SECURITIES ACT
                OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                         ------------------------------


A.  Exact name of trust:

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

B.  Name of depositor:

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

C.  Complete address of depositor's principal executive office:

                               51 Madison Avenue
                            New York, New York 10010

D.  Name and complete address of agent for service:

                               Carol Yee, Esquire
                          New York Life Insurance and
                              Annuity Corporation
                               51 Madison Avenue
                            New York, New York 10010

                                    Copy to:

Peter E. Panarites                             Michael J. McLaughlin, Esq.
Freedman, Levy, Kroll & Simonds                Senior Vice President
1050 Connecticut Avenue                        and General Counsel
Suite 825                                      New York Life Insurance Company
Washington, DC 20036                           51 Madison Avenue
                                               New York, New York  10010

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.
[X] on May 1, 1999 pursuant to paragraph (b) of Rule 485.
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[ ] on May 1, 1999 pursuant to paragraph (a)(1) of Rule 485.
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E.  Title of securities being registered:

    Units of interest in a separate account under corporate sponsored variable universal life insurance policies.

F.  Approximate date of proposed public offering:

    Not Applicable

G. Proposed maximum aggregate offering price to the public of the securities being registered:

H.  Amount of filing fee: None.

[ ] Check box if it is proposed that this filing will become effective on
    (date) at (time) pursuant to Rule 487.

                             CROSS REFERENCE SHEET

                      INFORMATION REQUIRED IN A PROSPECTUS

Item of Form N-8B-2                    Prospectus Caption
-------------------                    ------------------

         1                             Cover Page; Basic Questions and Answers
                                       About Us and Our Policy

         2                             Cover Page

         3                             Not Applicable

         4                             Sales and Other Agreements


         5                             The Separate Account

         6                             The Separate Account


         9                             Legal Proceedings


        10 General Provisions of the Policy; Death Benefit Under the Policy; Free Look Provision; Exchange Privilege; Cash Value and Cash Surrender Value; Loans; The Separate Account; The Fixed Account; Charges Under the Policy; Sales and Other Agreements; When We Pay Proceeds; Payment Options; Our Rights; Your Voting Rights; Basic Questions and Answers About Us and Our Policy




        11 The Separate Account; MainStay VP Series Fund, Inc.; The Alger American Fund; Calvert Variable Series, Inc.; Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II; Janus Aspen Series; Morgan Stanley Dean Witter Universal Funds, Inc.



        12                             The Separate Account; Sales and Other
                                       Agreements



        13 The Separate Account; Charges Under the Policy; MainStay VP Series Fund, Inc.; The Alger American Fund; Calvert Variable Series, Inc.; Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II; Janus Aspen Series; Morgan Stanley
                                       Dean Witter Universal Funds, Inc.



        14 Basic Questions and Answers About Us and Our Policy; The Separate Account; Sales and Other Agreements


        15 Basic Questions and Answers About Us and Our Policy; General Provisions of the Policy


        16 The Separate Account; Investment Return; Basic Questions and Answers About Us and Our Policy; MainStay VP Series Fund, Inc.; The Alger American Fund; Calvert Variable Series, Inc.; Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II; Janus Aspen Series; Morgan Stanley Dean Witter Universal Funds, Inc.

Item of Form N-8B-2                    Prospectus Caption
-------------------                    ------------------

        17 Cash Surrender Value; Partial Withdrawals; General Provisions of the Policy

        18 The Separate Account; MainStay VP Series Fund, Inc.; The Alger American Fund; Calvert Variable Series, Inc.; Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II; Janus Aspen Series; Morgan Stanley Dean Witter Universal Funds, Inc.; Investment Return

        19                             Records and Reports

        20                             Not Applicable

        21                             Loans

        22                             Not Applicable

        23                             Not Applicable

        24                             Additional Information

        25                             What are NYLIAC and New York Life?

        26                             Not Applicable

        27                             What are NYLIAC and New York Life?

        28                             Directors and Principal Officers of
                                       NYLIAC

        29                             What are NYLIAC and New York Life?

        30                             Not Applicable

        31                             Not Applicable

        32                             Not Applicable

        33                             Not Applicable

        34                             Not Applicable

        35                             Not Applicable

        37                             Not Applicable

        38                             Sales and Other Agreements

        39                             Sales and Other Agreements

        40                             Not Applicable

        41                             Sales and Other Agreements

        42                             Not Applicable

     NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
                          PROSPECTUS DATED MAY 1, 1999
                                      FOR

                          CORPORATE SPONSORED VARIABLE
                       UNIVERSAL LIFE INSURANCE POLICIES
                                   OFFERED BY
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010


PREMIUM REMITTANCE CENTER:                                   SERVICE OFFICE:
  New York Life Insurance and Annuity Corporation            New York Life Insurance and Annuity Corporation
  P.O. Box 930652                                            NYLIFE Distributors Inc.
  Kansas City, MO 64193-0652                                 Attention: Executive Benefits
                                                             11400 Tomahawk Creek Parkway, Suite 200
                                                             Leawood KS 66211
                                                             Telephone: (913) 906-4000


     This prospectus describes a flexible premium corporate sponsored variable universal life insurance policy which New York Life Insurance and Annuity Corporation ("NYLIAC") issues. We designed the policy to provide insurance protection for group or sponsored arrangements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis. The policyowner is the person(s) and/or entity(ies) who own(s) the policy. The policyowner has all rights of ownership while the insured is alive.

     The policy offers flexible premium payments, a choice of two death benefit options, loan privileges, increases and decreases to the policy's face amount of insurance and a choice of funding options, including a guaranteed interest option and eighteen variable investment options. The variable investment options invest in a corresponding portfolio of a mutual fund, as specified below:

MAINSTAY VP SERIES FUND, INC.
--   MainStay VP Capital Appreciation
--   MainStay VP Cash Management
--   MainStay VP Convertible
--   MainStay VP Government
--   MainStay VP High Yield Corporate Bond
--   MainStay VP International Equity
--   MainStay VP Total Return
--   MainStay VP Value
--   MainStay VP Bond
--   MainStay VP Growth Equity
--   MainStay VP Indexed Equity
THE ALGER AMERICAN FUND
--   Alger American Small Capitalization
CALVERT VARIABLE SERIES
--   Calvert Social Balanced
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
--   Fidelity VIP Equity-Income
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
--   Fidelity VIP II Contrafund
JANUS ASPEN SERIES
--   Janus Aspen Series Balanced
--   Janus Aspen Series Worldwide Growth
MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
--   Morgan Stanley Dean Witter Emerging Markets Equity

     We do not guarantee the investment performance of these investment options, which involve varying degrees of risk.

     The death benefit may, and the cash surrender value of a policy will, vary up or down depending on the performance of the investment options. There is no guaranteed minimum cash surrender value for a policy. However, while a policy is in force, a policy's death benefit will never be less than its face amount, less any policy debt. Although premiums are flexible, the policyowner may have to make additional premium payments to keep the policy in effect. We may terminate the policy if its cash surrender value less any policy debt is too small to pay the policy's monthly charges. We may also terminate the policy if there is an excess loan and a late period expires without sufficient payment.

     The policyowner can borrow against or withdraw money from the policy, within limits. Loans and withdrawals will reduce the policy's death benefit and cash surrender value. The policyowner can also surrender the policy. A surrender charge will apply if the policyowner surrenders the policy during the first nine policy years. This charge may also apply if the policyowner requests a reduction of the face amount or if the policy terminates.

     The policyowner may examine the policy for a limited period of time following its delivery, and cancel it for a full refund of the greater of the cash value or premiums paid. Replacing existing insurance with this policy may not be to the policyowner's advantage.

     The policyowner should read this prospectus and keep it for further reference. It contains information that the policyowner should know before investing in a NYLIAC corporate sponsored variable universal life insurance policy. This prospectus is valid only when accompanied by the prospectuses of the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc., the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series and the Morgan Stanley Dean Witter Universal Funds, Inc. (the "Funds," each individually a "Fund").

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                         PAGE
                                         ----
SECTION I: DEFINITION OF TERMS.........    4
SECTION II: BASIC QUESTIONS AND ANSWERS
  ABOUT US AND OUR POLICY..............    5
   1. What are NYLIAC and New York
       Life?...........................    5
   2. What variable life insurance
       policy are we offering?.........    5
   3. How is the policy available?.....    5
   4. What is the Cash Value of the
       policy?.........................    5
   5. What are the Investment Divisions
       of the Separate Account?........    5
   6. How is the value of an
       Accumulation Unit determined?...    6
   7. What is the Fixed Account?.......    6
   8. Does the policy have a Cash
       Surrender Value?................    6
   9. How long will the policy remain
       in force?.......................    6
  10. Is the amount of the death
       benefit guaranteed?.............    6
  11. Is the death benefit subject to
       income taxes?...................    6
  12. What is a modified endowment
       contract?.......................    7
  13. Can the policy become a modified
       endowment contract?.............    7
  14. What are planned premiums?.......    7
  15. What are unplanned premiums?.....    7
  16. What happens when the first
       premium is paid?................    7
  17. When are subsequent premiums put
       into the Fixed Account and the
       Separate Account?...............    7
  18. How are Net Premiums allocated
       among the Allocation
       Alternatives?...................    8
  19. What are the current charges
       against the policy?.............    8
  20. Are loans available under the
       policy?.........................    8
  21. Does the policyowner have a right
       to cancel?......................    8
  22. Can the policyowner exchange the
       policy?.........................    8
  23. How is a person's age
       calculated?.....................    8
SECTION III: CHARGES UNDER THE
  POLICY...............................    9
  Deductions from Premiums.............    9
     Sales Expense Charge..............    9



                                         PAGE
                                         ----
     State Tax Charge..................    9
     Federal Tax Charge................    9
  Deductions from Accumulation Value
     and Fixed Account Value...........    9
     Monthly Contract Charge...........    9
     Cost of Insurance Charge..........    9
  Deductions from the Separate
     Account...........................   10
     Mortality and Expense Risk
       Charge..........................   10
     Other Charges for Federal Income
       Taxes...........................   10
  Fund Charges.........................   10
  Surrender Charge.....................   11
     Surrender Charge Limits...........   12
     How the Policy Works..............   12
SECTION IV: THE SEPARATE ACCOUNT, THE
  FUNDS AND THE FIXED ACCOUNT..........   13
  The Separate Account.................   13
     Your Voting Rights................   13
     Our Rights........................   13
  MainStay VP Series Fund, Inc. .......   14
  The Alger American Fund..............   14
  Calvert Variable Series, Inc. .......   14
  Fidelity Variable Insurance Products
     Fund (VIP) and Fidelity Variable
     Insurance Products Fund II (VIP
     II)...............................   15
  Janus Aspen Series...................   15
  Morgan Stanley Dean Witter Universal
     Funds, Inc. ......................   15
  The Portfolios.......................   16
  The Fixed Account....................   19
     Interest Crediting................   19
     Transfers to Investment
       Divisions.......................   19
  Investment Return....................   19
SECTION V: GENERAL PROVISIONS OF THE
  POLICY...............................   20
  When Life Insurance Coverage Begins..   20
  Premiums.............................   20
  Termination..........................   20
  Death Benefit Under the Policy.......   20
     Selection of Life Insurance
       Benefit Table...................   21
       Corridor Table..................   21
       CVAT Table......................   22
     The Effect of Investment
       Performance on the Death
       Benefit.........................   22
     Face Amount Changes...............   23

                                         PAGE
                                         ----
     Life Insurance Benefit Option
       Changes.........................   23
  Cash Value and Cash Surrender Value..   23
     Cash Value........................   23
     Cash Surrender Value..............   24
  Transfers............................   24
  Partial Withdrawals..................   24
  Loans................................   24
     Loan Account......................   24
     Loan Interest.....................   25
     Repayment.........................   25
  Free Look Provision..................   26
  Exchange Privilege...................   26
SECTION VI: ADDITIONAL INFORMATION.....   27
  Directors and Principal Officers of
     NYLIAC............................   27
  Year 2000 Readiness..................   28
  Federal Income Tax Considerations....   28
  Tax Status of NYLIAC and the Separate
     Account...........................   28
     Charges for Taxes.................   29
     Diversification Standards and
       Control Issues..................   29
     Life Insurance Status of Policy...   29
     Modified Endowment Contract
       Status..........................   30
     Surrenders and Partial
       Withdrawals.....................   30
     Loans and Interest Deductions.....   31
     Corporate Alternative Minimum
       Tax.............................   31

                                         PAGE
                                         ----
     Exchanges or Assignments of
       Policies........................   32
     Other Tax Issues..................   32
     Withholding.......................   32
  Reinstatement Option.................   32
  Additional Benefits Available by
     Rider.............................   33
     Adjustable Term Insurance Rider...   33
  Payment Options......................   33
     Payees............................   33
     Proceeds at Interest Options
       (Options 1A and 1B).............   33
     Life Income Option (Option 2).....   34
  Beneficiary..........................   34
  Change of Ownership..................   34
  Assignment...........................   34
  Limits on Our Rights to Challenge the
     Policy............................   34
  Misstatement of Age or Sex...........   35
  Suicide..............................   35
  When We Pay Proceeds.................   35
  Records and Reports..................   35
  Sales and Other Agreements...........   35
  Legal Proceedings....................   36
  Independent Accountants..............   36
  Experts..............................   36
APPENDIX A: ILLUSTRATIONS..............  A-1
APPENDIX B: SURRENDER CHARGE PREMIUM
  RATES PER THOUSAND...................  B-1
FINANCIAL STATEMENTS...................  F-1


     THE POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY JURISDICTION WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. NYLIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY SUPPLEMENTAL SALES MATERIAL NYLIAC PRODUCES.



     IN CERTAIN JURISDICTIONS, DIFFERENT PROVISIONS MAY APPLY TO THE POLICY. PLEASE REFER TO THE POLICY OR ASK YOUR REGISTERED REPRESENTATIVE FOR DETAILS REGARDING YOUR PARTICULAR POLICY.

                                   SECTION I:

                              DEFINITION OF TERMS

ACCUMULATION UNIT--An accounting unit we use to calculate the value in the Investment Divisions. Net Premiums and transfers that are allocated to the Investment Divisions purchase Accumulation Units in those Investment Divisions.

ACCUMULATION VALUE--The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.

ALLOCATION ALTERNATIVES--The 18 Investment Divisions of the Separate Account and the Fixed Account.

BASE FACE AMOUNT--The initial face amount shown on page 2 of the policy, plus or minus any changes made to the initial face amount.

BENEFICIARY--The person(s) and/or entity(ies) you name to receive the death benefit after the Insured dies.


BUSINESS DAY--Generally, any day on which NYLIAC is open and the New York Stock Exchange is open for trading. We are closed on national holidays, the day before Christmas, Martin Luther King, Jr. Day, the day after Independence Day and the Friday after Thanksgiving. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange, if earlier.


CASH SURRENDER VALUE--An amount equal to the Cash Value less any surrender charges.

CASH VALUE--The sum of (a) the Accumulation Value, (b) the value in the Fixed Account and (c) the value in the Loan Account.

FACE AMOUNT--Base Face Amount, plus the face amount of any riders in effect, plus or minus any changes made to the face amount of any riders.

FIXED ACCOUNT--The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Funds in the Fixed Account are part of NYLIAC's general account.

INSURED--The person whose life the policy insures.

INVESTMENT DIVISIONS--The 18 divisions of the Separate Account that are available as Allocation Alternatives under the policy.

ISSUE DATE--The date we issue the policy, as shown on page 2 of the policy.

LOAN ACCOUNT--The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC's general account.

MONTHLY DEDUCTION DAY--The date as of which we deduct the monthly contract charge, the cost of insurance charge and a rider charge for the cost of any additional riders from the Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date.

NET PREMIUM--Premium you pay less the sales expense, state tax and federal tax charges.

POLICY DATE--The starting date for determining policy anniversaries, Policy Years and Monthly Deduction Days, as shown on page 2 of the policy.

POLICY DEBT--The amount of any outstanding loans under the policy, including accrued interest.

POLICY YEAR--The twelve-month period starting with the Policy Date, and each twelve-month period thereafter.

PORTFOLIOS--The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

SEPARATE ACCOUNT--NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest premiums paid under the policies.

                                  SECTION II:

              BASIC QUESTIONS AND ANSWERS ABOUT US AND OUR POLICY

1. WHAT ARE NYLIAC AND NEW YORK LIFE?

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in all states and the District of Columbia. NYLIAC is the issuer of the policies and the depositor of the Separate Account. In addition to the policies described in this prospectus, NYLIAC issues other life insurance policies and annuities. NYLIAC is also the depositor for other NYLIAC separate accounts.


     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual insurance company founded in New York in 1845. NYLIAC held assets of $25.117 billion at the end of 1998. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.


2. WHAT VARIABLE LIFE INSURANCE POLICY ARE WE OFFERING?

     In this prospectus we offer a flexible premium corporate sponsored variable universal life insurance policy. The policy provides a death benefit, Cash Surrender Value, loan privileges, withdrawal privileges and flexible premiums. It is called "flexible" because the policyowner may select the timing and amount of premiums and adjust the death benefit by increasing or decreasing the Face Amount (subject to certain restrictions). It is called "variable" because the death benefits, policy duration and Cash Surrender Values may go up or down depending on the performance of the Investment Division(s) to which the policyowner allocates his or her Cash Value.

     The policy is a legal contract between the policyowner and NYLIAC. The entire contract consists of the policy, the application and any riders to the policy.

3. HOW IS THE POLICY AVAILABLE?


     The policy is available as a non-qualified policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Base Face Amount of a policy is $25,000. The policyowner may increase the Face Amount, subject to our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy, the policyowner must give us satisfactory evidence of insurability. We may issue the policy based on underwriting rules and procedures which are based on NYLIAC's eligibility standards. These may include guaranteed issue underwriting.


     We may issue the policy in certain states on a unisex basis. For policies issued on a unisex basis, the policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

4. WHAT IS THE CASH VALUE OF THE POLICY?

     The Cash Value is determined by (1) the amount, frequency and timing of premiums, (2) the investment experience of the Investment Divisions the policyowner selects, (3) the interest we credit to amounts in the Fixed Account and the Loan Account, and (4) any partial withdrawals or charges we impose on the policy. The policyowner bears the investment risk of any depreciation in value of the assets underlying the Investment Divisions, but he or she also reaps the benefit of any appreciation in their value.

5. WHAT ARE THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT?

     After we deduct the sales expense, state tax and federal tax charges from your premium, the policyowner may allocate it to 19 Allocation Alternatives. The Allocation Alternatives consist of 18 Investment Divisions and the Fixed Account. The 18 Investment Divisions are listed on the first page of this prospectus.

6. HOW IS THE VALUE OF AN ACCUMULATION UNIT DETERMINED?

     We calculate the value of an Accumulation Unit at the end of each day the New York Stock Exchange ("NYSE") is open for business. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior day when the NYSE was open by the net investment factor. The net investment factor we use to calculate the value of an Accumulation Unit is equal to:

                                    (a/b)-c

          Where: a = the sum of:

                       (1) the net asset value of a Portfolio share held in the
                           Separate Account for that Investment Division determined at the end of the current day on which we calculate the Accumulation Unit value, plus

                       (2) the per share amount of any dividends or capital gain
                           distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which we calculate an Accumulation Unit value for that Investment Division.


                 b = the net asset value of a Portfolio share held in the
                     Separate Account for that Investment Division determined as of the end of the immediately preceding day on which we calculated an Accumulation Unit value for that Investment Division.



                 c = a factor representing the mortality and expense risk
                     charge. This factor is deducted on a daily basis. For Policy Years one through ten, it is currently equal to an annual rate of .70% of the value of each Investment Division's assets. For Policy Years eleven and later, it is currently expected to equal an annual rate of .30% of the value of each Investment Division's assets.


7. WHAT IS THE FIXED ACCOUNT?

     In addition to the Investment Divisions, the policyowner may allocate or transfer amounts to the Fixed Account. We will credit Net Premiums applied to, and any amounts transferred to, the Fixed Account with a fixed interest rate. We will set the interest rate in advance at least annually. This rate will never be less than 4% per year. Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, or amounts transferred to, less amounts withdrawn, transferred from or charged against the Fixed Account receive the interest rate in effect at that time.

8. DOES THE POLICY HAVE A CASH SURRENDER VALUE?

     The policyowner may surrender the policy at any time and receive its Cash Surrender Value less any Policy Debt. We also allow partial withdrawals subject to certain restrictions. See "Section V: General Provisions of the Policy--Cash Value and Cash Surrender Value." The Cash Surrender Value of a policy fluctuates with the investment performance of the Investment Divisions in which the policy has Cash Value and the amounts held in the Fixed Account and the Loan Account. It may increase or decrease daily.

     For federal income tax purposes, the policyowner usually is not taxed on increases in the Cash Surrender Value until he or she actually surrenders the policy. However, the policyowner may be taxed on all or a part of the amount distributed for certain partial withdrawals and loans. See "Section V: General Provisions of the Policy--Cash Value and Cash Surrender Value" and "Section VI:
Additional Information--Federal Income Tax Considerations."

9. HOW LONG WILL THE POLICY REMAIN IN FORCE?

     The policy does not automatically terminate if the policyowner does not pay the planned premiums. Payment of these premiums, however, does not guarantee the policy will remain in force. The policy terminates only when the Cash Surrender Value less any Policy Debt is insufficient to pay the charges deducted on each Monthly Deduction Day and the late period expires without sufficient payment.

10. IS THE AMOUNT OF THE DEATH BENEFIT GUARANTEED?


     As long as the policy remains in force, and we receive satisfactory proof of death, we will pay the death benefit less any Policy Debt.


11. IS THE DEATH BENEFIT SUBJECT TO INCOME TAXES?

     A death benefit paid under our policies may be fully excludable from the gross income of the Beneficiary for federal income tax purposes. See "Section
VI: Additional Information--Federal Income Tax Considerations."

12. WHAT IS A MODIFIED ENDOWMENT CONTRACT?

     A modified endowment contract is a life insurance policy under which the cumulative premiums paid during the first seven policy years are greater than the cumulative premiums payable under a hypothetical policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to a policy can subject it to retesting for a new seven-year period. If your policy is determined to be a modified endowment contract, any distributions, including collateral assignments, loans and partial withdrawals, are taxable if there is a gain in the policy. In addition, the policyowner may incur a penalty tax if he or she is not yet age 59 1/2 and no other exception is applicable.

13. CAN THE POLICY BECOME A MODIFIED ENDOWMENT CONTRACT?

     The policy may become a modified endowment contract. We currently test a policy when it is issued to determine whether it will be classified as a modified endowment contract. This at-issue test examines the policy for the first seven Policy Years. We base the test on the policy as issued, the first premium received, and on the assumption that there are no increases in premiums or decreases in benefits during the period. We also have procedures to monitor whether a policy may become a modified endowment contract after issue. See "Section VI: Additional Information--Federal Income Tax Considerations--Modified Endowment Contract Status."

14. WHAT ARE PLANNED PREMIUMS?

     The amount and interval of any planned premiums are shown on page 2 of the policy. The policyowner does not have to pay a planned premium to keep the policy in force if the Cash Surrender Value, less any Policy Debt, is enough to cover the charges made on the Monthly Deduction Day. The policyowner may increase or decrease the amount of any planned premium subject to the limits we set. However, the policyowner may not make a premium payment which would jeopardize the policy's qualification as "life insurance" under Section 7702 of the Internal Revenue Code. The policyowner may also change the frequency of premiums subject to our minimum premium rules. Planned premiums end on the policy anniversary on which the Insured is age 95.

15. WHAT ARE UNPLANNED PREMIUMS?

     While the Insured is living, the policyowner may make unplanned premium payments at any time before the policy anniversary on which the Insured is age
95. However, the policyowner may not make a premium payment which would jeopardize the policy's qualification as "life insurance" under Section 7702 of the Internal Revenue Code. If an unplanned premium would result in an increase in the death benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums. See "Section V: General Provisions of the Policy--Premiums."

16. WHAT HAPPENS WHEN THE FIRST PREMIUM IS PAID?


     We will allocate the first premium (and any other premiums received on or before the last day of the free look period) to our general account. We will deduct sales expense, state tax and federal tax charges from premiums on the Issue Date. Deductions made on the Issue Date will be calculated as of the later of the Policy Date or the date the premium is received. We will also deduct the monthly contract charges, cost of insurance charges and cost for any riders as of the first Monthly Deduction Day and as of each subsequent Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. The Net Premium less the monthly charges will remain in the general account through the last day of the free look period. We will credit amounts in the general account with interest beginning on the later of the Policy Date or the date we receive such amounts and ending on the last day of the free look period. We set the rate of interest using a fixed interest rate which we declare periodically. We will allocate Net Premiums less the monthly charges plus interest to the Investment Divisions or to the Fixed Account in accordance with the policyowner's instructions when the free look period ends.


17. WHEN ARE SUBSEQUENT PREMIUMS PUT INTO THE FIXED ACCOUNT AND THE SEPARATE ACCOUNT?

     On the Business Day that we receive a subsequent premium, we will apply the Net Premium to the Separate Account and to the Fixed Account in accordance with the policyowner's allocation election. We apply Net Premiums at the next determined Accumulation Unit value.

18. HOW ARE NET PREMIUMS ALLOCATED AMONG THE ALLOCATION ALTERNATIVES?

     The policyowner may allocate Net Premiums to the Fixed Account and any of the 18 Investment Divisions. The policyowner may also raise or lower the percentages of the Net Premium (which must be in whole number percentages) allocated to each Allocation Alternative at any time.

19. WHAT ARE THE CURRENT CHARGES AGAINST THE POLICY?

     We deduct three charges from each premium, whether planned or unplanned. We deduct a sales expense charge of 2.25% to partially cover sales expenses. We also make deductions of 2% and 1.25% for state tax and federal tax charges, respectively.

     In addition, on each Monthly Deduction Day, we make the following deductions:

          (a) a monthly contract charge equal to $7.50 ($90.00 annually);

          (b) a monthly cost of insurance charge; and

          (c) the monthly cost for any riders attached to the policy.

     For certain underwritten policies, we may also make a deduction for any temporary flat extras as set forth on page 2 of the policy. A temporary flat extra is a charge per $1,000 of Face Amount made against the Cash Value for the amount of time specified on the policy data page. It is designed to cover the risk of substandard mortality experience which is not permanent in nature.

     The Monthly Deduction Day is shown on page 2 of the policy. The first Monthly Deduction Day is the monthly anniversary of the Policy Date on or following the Issue Date. All monthly deductions are made from each of the Investment Divisions and the Fixed Account in proportion to the amount of the policy's Cash Value in each.


     Also, we deduct a mortality and expense risk charge on a daily basis against the assets of each Investment Division. For Policy Years one through ten, this charge is calculated at an annual rate of .70% of the value of each Investment Division's assets. For Policy Years eleven and later, we currently expect the mortality and expense risk charge to be calculated at an annual rate of .30% of the value of each Investment Division's assets. At our option, we may change the mortality and expense risk charge, subject to a maximum annual rate of .90%.


     Currently, we are not making any charges for income taxes against the Separate Account. We reserve the right to make charges in the future for federal income taxes attributable to it.

     Additionally, upon a surrender or a requested decrease in Face Amount during the first nine Policy years, we may assess a surrender charge. Partial withdrawals are subject to a charge equal to the lesser of $25 or 2% of the amount withdrawn.

     See "Section III: Charges Under the Policies" and "Section VI: Additional Information--Federal Income Tax Considerations."

20. ARE LOANS AVAILABLE UNDER THE POLICY?

     Using the policy as sole security, the policyowner can borrow any amount up to the loan value of the policy. The loan value on any given date is equal to
(i) 90% of the Cash Surrender Value, less (ii) any Policy Debt.

21. DOES THE POLICYOWNER HAVE A RIGHT TO CANCEL?

     The policyowner has the right to cancel the policy at any time during the free look period and receive a refund. The free look period begins on the date the policy is delivered to the policyowner and the policyowner signs for it and ends 20 days later. The policyowner may return the policy to our Service Office or to the registered representative who sold the policy. See "Section V: General Provisions of the Policy--Free Look Provision."

22. CAN THE POLICYOWNER EXCHANGE THE POLICY?

     The policyowner has the right during the first 24 months following the Issue Date to exchange the policy for a permanent plan of life insurance that we offer for this purpose. See "Section V: General Provisions of the Policy--Exchange Privilege."

23. HOW IS A PERSON'S AGE CALCULATED?

     When we refer to a person's age on any date, we mean his or her age on the nearest birthday. However, we base the cost of insurance charges on the issue age and policy duration.

                                  SECTION III:

                            CHARGES UNDER THE POLICY

     We deduct certain charges to compensate us for providing the insurance benefits under the policy, for any riders, for administering the policy, for assuming certain risks and for incurring certain expenses in distributing the policy.

DEDUCTIONS FROM PREMIUMS

     When we receive a premium, whether planned or unplanned, we will deduct a sales expense charge, a state tax charge and a federal tax charge.

     SALES EXPENSE CHARGE.

     The sales expense charge is 2.25% of any premium. We reserve the right to increase this charge in the future, but it will never exceed 4.5% of premiums. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from NYLIAC surplus, including any amounts derived from the mortality and expense risk charge and the cost of insurance charge.

     STATE TAX CHARGE.

     Various states and jurisdictions impose a tax on premiums received by insurance companies. State tax rates vary from state to state and currently range from 0.75% to 3.00%. We deduct 2% of each premium to cover state taxes. Two percent represents the approximate average of the taxes assessed by the states, and will be assessed uniformly to all policies. We reserve the right to increase this charge consistent with changes in applicable law.

     FEDERAL TAX CHARGE.

     NYLIAC's federal tax obligations will increase based upon premiums received under the policies. We deduct 1.25% of each premium to cover this federal tax charge. We reserve the right to increase this charge consistent with changes in applicable law, and subject to any required approval from the SEC.

DEDUCTIONS FROM ACCUMULATION VALUE AND FIXED ACCOUNT VALUE


     On each Monthly Deduction Day, we deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy's Cash Value in the Investment Divisions and the Fixed Account in proportion to the policy's Cash Value in each.


     MONTHLY CONTRACT CHARGE.


     The monthly charge currently equal to $7.50 ($90.00 annually) compensates us for costs incurred in providing certain administrative services including premium collection, recordkeeping, processing claims and communicating with policyowners. This charge is not designed to produce a profit. If the cost of providing these administrative services increases, we reserve the right to increase this charge, subject to a maximum of $9.00 monthly ($108.00 annually).


     COST OF INSURANCE CHARGE.


     A charge for the cost of insurance is deducted on each Monthly Deduction Day. Maximum cost of insurance rates are set forth on page 2.2 of your policy. The current rates are based on the gender, smoker class, duration, underwriting class and issue age of the Insured. The current cost of insurance rates may change based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance charge for any month will equal:


                                   a*(b - c)

     Where:  a = the applicable cost of insurance rate

             b = the number of thousands of death benefit as of the Monthly
                 Deduction Day divided by 1.0032737,


             c = the number of thousands of Cash Value as of the Monthly
                 Deduction Day (before this cost of insurance charge, but after the monthly contract charge and any charges for riders are deducted).


     In rated cases, an additional charge may be assessed as part of the cost of insurance charge. Charges for any flat extras and optional benefits added by rider will also be deducted on each Monthly Deduction Day.

DEDUCTIONS FROM THE SEPARATE ACCOUNT

     MORTALITY AND EXPENSE RISK CHARGE.


     We charge the Investment Divisions for the mortality and expense risks we assume. For Policy Years one through ten, this charge is calculated at an annual rate of .70% of the value of each Investment Division's assets. For Policy Years eleven and later, we currently expect the mortality and expense risk charge to be calculated at an annual rate of .30% of the value of each Investment Division's assets. We deduct the mortality and expense risk charge on a daily basis. At our option, we may change the mortality and expense risk charge, subject to a maximum annual rate of .90%.


     The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than we estimated.

     If these charges are insufficient to cover actual costs and assumed risks, the loss will be deducted from the NYLIAC surplus. Conversely, if the charge proves more than sufficient, any excess will be added to the NYLIAC surplus.

     OTHER CHARGES FOR FEDERAL INCOME TAXES.

     We reserve the right to make a charge for Separate Account federal income tax liabilities, should the law change to require the taxation of separate accounts. See "Section VI: Additional Information--Federal Income Tax Considerations."

FUND CHARGES

     The Investment Divisions purchase shares of the relevant Funds at net asset value. The price reflects management fees, administration fees and other expenses that have already been deducted from the assets of the Funds. The Funds do not impose a sales charge. The management fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the Funds' prospectuses. The following chart reflects fees and charges that are provided by the Fund or its agents, which are based on 1998 expenses, and may reflect estimated changes:

                                                                                         MAINSTAY VP
                               MAINSTAY VP    MAINSTAY VP                                HIGH YIELD     MAINSTAY VP     MAINSTAY VP
                                 CAPITAL         CASH       MAINSTAY VP    MAINSTAY VP    CORPORATE    INTERNATIONAL       TOTAL
                               APPRECIATION   MANAGEMENT    CONVERTIBLE    GOVERNMENT       BOND          EQUITY          RETURN
                               ------------   -----------   -----------    -----------   -----------   -------------    -----------
FUND ANNUAL EXPENSES AFTER
 REIMBURSEMENT (as a % of
 average net assets)
Management Fees..............     0.36%          0.25%         0.36%          0.30%         0.30%          0.60%           0.32%
Administration Fees..........     0.20%          0.20%         0.20%          0.20%         0.20%          0.20%           0.20%
Other Expenses...............     0.08%          0.09%         0.16%          0.13%         0.08%          0.17%           0.08%
Total Fund Annual Expenses...     0.64%          0.54%         0.72%(a)       0.63%         0.58%          0.97%(a)        0.60%


                               MAINSTAY VP   MAINSTAY VP
                                  VALUE         BOND
                               -----------   -----------
FUND ANNUAL EXPENSES AFTER
 REIMBURSEMENT (as a % of
 average net assets)
Management Fees..............     0.36%         0.25%
Administration Fees..........     0.20%         0.20%
Other Expenses...............     0.09%         0.07%
Total Fund Annual Expenses...     0.65%         0.52%



                                MAINSTAY VP   MAINSTAY VP   ALGER AMERICAN   CALVERT                       FIDELITY VIP
                                  GROWTH        INDEXED         SMALL         SOCIAL     FIDELITY VIP II     EQUITY-
                                  EQUITY        EQUITY      CAPITALIZATION   BALANCED      CONTRAFUND         INCOME
                                -----------   -----------   --------------   --------    ---------------   ------------
FUND ANNUAL EXPENSES AFTER
 REIMBURSEMENT (as a % of
 average net assets)
Management Fees................    0.25%         0.10%          0.85%         0.70%(b)        0.59%           0.49%
Administration Fees............    0.20%         0.20%          0.00%         0.00%           0.00%           0.00%
Other Expenses.................    0.06%         0.08%          0.04%         0.18%(b)        0.11%           0.09%
Total Fund Annual Expenses.....    0.51%         0.38%          0.89%         0.88%(b)        0.70%(c)        0.58%(c)

                                               JANUS ASPEN       MORGAN
                                 JANUS ASPEN     SERIES         STANLEY
                                   SERIES       WORLDWIDE       EMERGING
                                  BALANCED       GROWTH      MARKETS EQUITY
                                 -----------   -----------   --------------
FUND ANNUAL EXPENSES AFTER
 REIMBURSEMENT (as a % of
 average net assets)
Management Fees................     0.72%         0.65%          0.00%
Administration Fees............     0.00%         0.00%          0.00%
Other Expenses.................     0.02%         0.07%          1.95%
Total Fund Annual Expenses.....     0.74%         0.72%(d)       1.95%(e)


---------------

(a) "Other Expenses" and "Total Fund Annual Expenses" for the MainStay VP Convertible and MainStay VP International Equity Portfolios reflect an expense reimbursement agreement that ended through December 31, 1998 limiting "Other Expenses" to 0.17% annually. In the absence of the expense reimbursement arrangement, the "Total Fund Annual Expenses" would have been 1.17% for the MainStay VP International Equity Portfolio.



(b) These fees are based on expenses for the fiscal year 1998, and have been restated to reflect the complete assessment of transfer agency expenses of 0.01% expected to be incurred in 1999. "Other Expenses" reflect an indirect fee. "Total Fund Annual Expenses" after reductions for fees paid indirectly, which are restated, would have been 0.86%.



(c) A portion of the brokerage commissions that these Portfolios pay was used to reduce the Portfolios' expenses. In addition, these Portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the "Total Fund Annual Expenses" would have been 0.66% for the Fidelity VIP II Contrafund Portfolio and 0.57% for the Fidelity VIP Equity-Income Portfolio.



(d) The "Total Fund Annual Expenses" include a fee reduction to reduce the "Management Fees" to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the "Management Fees" and then against "Other Expenses". Janus Capital Corporation has agreed to continue the other waivers and fee reductions until at least the next annual renewal of the advisory agreement. Absent such waivers or reductions, the "Total Fund Annual Expenses" would have been 0.74%.



(e) Morgan Stanley Dean Witter Investment Management Inc. has voluntarily waived receipt of its "Management Fees" and agreed to reimburse the Portfolio, if necessary, to the extent that the "Total Fund Annual Expenses" of the Portfolio exceed 1.75% of average daily net assets. However, Morgan Stanley Dean Witter has reflected under "Other Expenses" the Portfolio's interest and foreign tax expenses incurred in 1998 which were equal to 0.20% of the Portfolio's average daily net assets. The fee waivers and reimbursements described above may be terminated by Morgan Stanley Dean Witter at any time without notice. Absent such reductions, it is estimated that "Management Fees", "Administration Fees" and "Total Fund Annual Expenses" would be 1.25%, 0.25% and 3.45%, respectively.


SURRENDER CHARGE

     During the first nine Policy Years, we will assess a surrender charge on a complete surrender or a requested decrease in Face Amount. The surrender charge is based on the Policy Year in which the surrender or decrease in Face Amount is made and will be deducted from the policy's Cash Value in the Investment Divisions and the Fixed Account in proportion to the policy's Cash Value in each.

     For a surrender, the maximum surrender charge is equal to the applicable percentage shown in the table below multiplied by the surrender charge premium, which appears on page 2.1 of your policy. A table of surrender charge premium rates per thousand appears in Appendix B to this prospectus.

                                                              PERCENTAGE OF
                                                                SURRENDER
                        POLICY YEAR                           CHARGE PREMIUM
                        -----------                           --------------
 1-5........................................................       32.5%
 6..........................................................       26.0%
 7..........................................................       19.5%
 8..........................................................       13.0%
 9..........................................................        6.5%
10+.........................................................          0%


     The surrender charge may be less than the maximum surrender charge if a decrease in the Base Face Amount is requested. A requested decrease in Base Face Amount will result in the imposition of a surrender charge equal to the difference between the surrender charge that would have been payable on a complete surrender prior to the decrease and the surrender charge that would be payable on a complete surrender after the decrease. Requested decreases and increases in Base Face Amount will cause a corresponding change in the amount of your surrender charge premium.

     SURRENDER CHARGE LIMITS

     In no event will the surrender charge exceed 50% of premiums paid to date, less (i) any sales expense charges deducted from such premium payments, less
(ii) any surrender charge previously deducted.

     HOW THE POLICY WORKS.


     This example is based on the illustration for the first Policy Year from page A-3, assuming current charges and a 6% hypothetical gross annual investment return, which results in a net annual investment return of 4.48% for Policy Years 1-10 and 4.90% for Policy Years 11 and later:



Planned Annual Premium...............................................  $7,500.00
less:    Sales expense charge (2.25%)................................     168.75
         State tax charge (2%).......................................     150.00
         Federal tax charge (1.25%)..................................      93.75
                                                                       ---------
equals:  Net Premium.................................................  $7,087.50
less:    Monthly contract charge
         ($7.50 per month)...........................................      90.00
less:    Charges for cost of insurance
         (varies monthly)............................................     566.25
plus:    Net investment performance
         (varies daily)..............................................     301.70
                                                                       ---------
equals:  Cash Value..................................................  $6,732.95
less:    Surrender charge (a percentage of surrender charge
         premium)....................................................   1,025.50
                                                                       ---------
equals:  Cash Surrender Value........................................  $5,707.45

                                  SECTION IV:

             THE SEPARATE ACCOUNT, THE FUNDS AND THE FIXED ACCOUNT

THE SEPARATE ACCOUNT

     The Separate Account was established under the laws of Delaware as of May 24, 1996, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940 (the "1940 Act"), but such registration does not mean that the SEC supervises the management, or the investment practices or policies, of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, they are held separately from the other assets of NYLIAC. The Separate Account's assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to, or are charged against, the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. NYLIAC may accumulate in the Separate Account the charge for mortality and expense risks, monthly charges assessed against the policy and investment results applicable to those assets that are in excess of net assets supporting the policies.

     The Separate Account currently has 18 Investment Divisions, each of which invests solely in a corresponding Portfolio of the relevant Fund. We may, subject to any required regulatory approvals, add or delete Investment Divisions at our discretion.

YOUR VOTING RIGHTS.

     Since we own the assets of the Separate Account, we are the legal owner of the shares and, as such, have the right to vote on certain matters. Among other things, we may vote:

     - to elect the Board of Directors of the Funds;

     - to ratify the selection of independent auditors for the Funds; and

     - on any other matters described in the Funds' current prospectuses or requiring a vote by shareholders under the 1940 Act.

     The Funds are not required to and typically do not hold annual shareholder meetings. Whenever a shareholder vote is taken, we will give policyowners the opportunity to instruct us how to vote the number of shares attributable to their policies. If we do not receive instructions in time from all policyowners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions.

     The policyowner holds a voting interest in each Investment Division to which Cash Value is allocated. The number of votes which are available to a policyowner will be calculated separately for each Investment Division and will be determined by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Portfolios.

OUR RIGHTS.

     We reserve the right to take certain actions in connection with the operation of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the SEC). If necessary, we will seek policyowner approval.

     Specifically, we reserve the right to:

     - substitute, add or remove any Investment Division;

     - create new separate accounts;

     - combine the Separate Account with one or more other separate accounts;

     - operate the Separate Account as a management investment company or in any other form permitted by law;

     - deregister the Separate Account;

     - manage the Separate Account under the direction of a committee or discharge such committee at any time;

     - transfer the assets of the Separate Account to one or more other separate accounts; and

     - restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account.

MAINSTAY VP SERIES FUND, INC.


     The Separate Account currently invests in eleven Portfolios of the MainStay VP Series Fund, Inc. MacKay-Shields, Monitor and Madison Square provide investment advisory services to these Portfolios in accordance with the policies, programs and guidelines established by the Board of Directors of MainStay VP Series Fund, Inc. As compensation for such services, MainStay VP Series Fund, Inc. pays each investment adviser a fee. The Portfolios, their investment advisers and the fees are listed in the table below.


             INVESTMENT ADVISERS                                PORTFOLIOS                      ADVISORY FEE
---------------------------------------------  ---------------------------------------------        ----
                                                                                              (AS A PERCENTAGE
                                                                                              OF THE AGGREGATE
                                                                                                 DAILY NET
                                                                                                  ASSETS)
MacKay-Shields Financial Corporation           MainStay VP Capital Appreciation                     .36%
("MacKay-Shields")                             MainStay VP Cash Management                          .25%
                                               MainStay VP Convertible                              .36%
                                               MainStay VP Government                               .30%
                                               MainStay VP High Yield Corporate Bond                .30%
                                               MainStay VP International Equity                     .60%
                                               MainStay VP Total Return                             .32%
                                               MainStay VP Value                                    .36%
Monitor Capital Advisors, Inc. ("Monitor")     MainStay VP Indexed Equity                           .10%

Madison Square Advisors, Inc.                  MainStay VP Bond                                     .25%
("Madison Square")                             MainStay VP Growth Equity                            .25%


     See the prospectus for the MainStay VP Series Fund, Inc. which is attached to this prospectus.


THE ALGER AMERICAN FUND


     The Separate Account currently invests in the Alger American Small Capitalization Portfolio of the Alger American Fund. Currently, the Alger American Small Capitalization Portfolio is the only Portfolio available through the Alger American Fund for investment by the Separate Account.


     Fred Alger Management, Inc. ("FAM") provides investment advisory services to the Alger American Small Capitalization Portfolio in accordance with the policies, programs and guidelines established by the Board of Trustees of the Alger American Fund. As compensation for such services, the Alger American Fund pays FAM a fee in the form of a daily charge at an annual rate of .85% of the average daily net assets of the Portfolio. See the prospectus for the Alger American Fund which is attached to this prospectus.

CALVERT VARIABLE SERIES


     The Separate Account currently invests in the Calvert Social Balanced Portfolio of the Calvert Variable Series. Currently, the Calvert Social Balanced Portfolio is the only Portfolio available through the Calvert Variable Series for investment by the Separate Account.


     Calvert Asset Management Company, Inc. ("CAM") provides investment advisory services to the Calvert Social Balanced Portfolio in accordance with the policies, programs and guidelines established by the Board of Directors of the Calvert Variable Series. As compensation for such services, the Calvert Variable Series pays CAM a fee in the form of a daily charge at an annual rate of 0.70% of the first $500 million of the average daily net assets of the Calvert Social Balanced Portfolio, 0.65% of the next $500 million of average daily net assets of the Portfolio, and 0.60% of the average daily net assets of the Portfolio in excess of $1 billion. This fee may be reduced or increased by up to 0.15%, depending on the performance of the Calvert

Social Balanced Portfolio relative to the Lipper Balanced Funds Index. See the prospectus for the Calvert Variable Series which is attached to this prospectus.


FIDELITY VARIABLE INSURANCE PRODUCTS FUND (VIP) AND


FIDELITY VARIABLE INSURANCE PRODUCTS FUND II (VIP II)



     The Separate Account currently invests in the Fidelity VIP II Contrafund Portfolio of the Variable Insurance Products Fund II trust, and the Fidelity VIP Equity-Income Portfolio of the Variable Insurance Products Fund trust. Currently, the Fidelity VIP II Contrafund and Fidelity VIP Equity-Income Portfolios are the only Portfolios available through the Fidelity Funds for investment by the Separate Account.



     Fidelity Management and Research Company ("FMR") provides investment advisory services to the Fidelity VIP II Contrafund Portfolio and Fidelity VIP Equity-Income Portfolio in accordance with the policies, programs and guidelines established by the Boards of Trustees of the Variable Insurance Products Fund and the Variable Insurance Products Fund II. As compensation for such services, the Fidelity Funds pay FMR a monthly fee in the form of a charge, calculated on a monthly basis by adding a group fee rate to an individual Portfolio fee rate, and multiplying the result by the Portfolios' average net assets. The group fee rate is based on the average net assets of all the mutual fund assets advised by FMR, and cannot rise above .52%. FMR pays, at its own expense, FMR U.K. and FMR Far East an annual fee equal to 50% of its management fee rate with respect to the Fidelity VIP II Contrafund Portfolio's investments that each sub-advisor manages on a discretionary basis. See the prospectus for the Fidelity Variable Insurance Products Funds which is attached to this prospectus.


JANUS ASPEN SERIES


     The Separate Account currently invests in the Balanced and Worldwide Growth Portfolios of the Janus Aspen Series. Currently, the Balanced and Worldwide Growth Portfolios are the only Portfolios available through the Janus Aspen Series for investment by the Separate Account.



     Janus Capital Corporation ("JCC") provides investment advisory services to the Janus Aspen Series Balanced and Janus Aspen Series Worldwide Growth Portfolios in accordance with the policies, programs and guidelines established by the Board of Trustees of the Janus Aspen Series. As compensation for such services, the Janus Aspen Series pays JCC a management fee in the form of a daily charge at an annual rate of .75% for the first $300 million of the average daily net assets of each Portfolio, .70% of the next $200 million of the average daily net assets of each Portfolio, and .65% of an amount over $500 million of the average daily net assets of each Portfolio. JCC has agreed to reduce the advisory fee for each Portfolio to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. This fee reduction may be terminated or renewed annually. See the prospectus for the Janus Aspen Series which is attached to this prospectus.


MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.


     The Separate Account currently invests in the Emerging Markets Equity Portfolio of the Morgan Stanley Dean Witter Universal Funds, Inc. (the "Morgan Stanley Fund"). Currently, the Emerging Markets Equity Portfolio is the only Portfolio available through the Morgan Stanley Fund for investment by the Separate Account.



     Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management") provides investment advisory services to the Emerging Markets Equity Portfolio in accordance with the policies, programs and guidelines established by the Board of Directors of the Morgan Stanley Fund. As compensation for such services, the Morgan Stanley Fund pays MSDW Investment Management a quarterly management fee in the form of a daily charge at an annual rate of 1.25% for the first $500 million of the average daily net assets of the Portfolio, 1.20% of the next $500 million of the average daily net assets of the Portfolio, and 1.15% of the average daily net assets of the Portfolio in excess of $1 billion. MSDW Investment Management has agreed to a reduction in their management fees and to reimburse the Portfolio if such fees would cause the total annual operating expenses of the Portfolio to exceed 1.75% of average daily net assets. See the prospectus for the Morgan Stanley Fund which is attached to this prospectus.

THE PORTFOLIOS

     The assets of each Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

     THE MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

     The MainStay VP Capital Appreciation Portfolio seeks long-term growth of capital. It seeks to achieve its primary investment objective by maintaining a flexible approach towards investing in various types of companies as well as types of securities depending upon the economic environment and the relative attractiveness of the various securities markets. Generally, the Portfolio will seek to invest in securities issued by companies with investment characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share superior to that of the average common stocks comprising indices such as the Standard & Poor's 500 Composite Price Index ("S&P 500") and increasing return on investment. Dividend income, if any, is a consideration incidental to the Portfolio's objective of growth of capital.

     THE MAINSTAY VP CASH MANAGEMENT PORTFOLIO

     The MainStay VP Cash Management Portfolio seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity. It invests primarily in short-term U.S. Government Securities, obligations of banks, commercial paper, short-term corporate obligations and obligations of U.S. and non-U.S. issuers denominated in U.S. dollars. An investment in the MainStay VP Cash Management Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

     THE MAINSTAY VP CONVERTIBLE PORTFOLIO


     The MainStay VP Convertible Portfolio seeks capital appreciation together with current income. The Portfolio will invest primarily in convertible securities consisting of bonds, debentures, corporate notes, preferred stocks or other securities which are convertible into common stocks or the cash value of a stock or a basket or index of equity securities. Certain of the Portfolio's investments have speculative characteristics.


     THE MAINSTAY VP GOVERNMENT PORTFOLIO

     The MainStay VP Government Portfolio seeks a high level of current income, consistent with safety of principal. It will invest primarily in U.S. Government Securities which include U.S. Treasury obligations and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The U.S. Government securities purchased for this Portfolio, but not the shares of the Portfolio themselves, are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     THE MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

     The MainStay VP High Yield Corporate Bond Portfolio seeks maximum current income through investment in a diversified portfolio of high yield, high risk debt securities. This Portfolio seeks to achieve its primary objective by investment in a diversified portfolio of high yield debt securities which are ordinarily in the lower rating categories of recognized rating agencies that is, rated Baa to B by Moody's Investors Services, Inc. ("Moody's") or BBB to B by Standard & Poor's ("S&P"). Securities rated lower than Baa by Moody's or BBB by S&P, or, if not rated, of equivalent quality, are sometimes referred to as "high yield" securities or "junk bonds." The potential for high yield is accompanied by higher risk. Certain of the Portfolio's investments have speculative characteristics. Capital appreciation is a secondary objective which will be sought only when consistent with this Portfolio's primary objective.

     THE MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

     The MainStay VP International Equity Portfolio seeks long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective. In pursuing its investment objective, the Portfolio will seek to invest in securities that provide the potential for strong return but that do not, in MacKay-Shields' judgment, present undue or imprudent risk. The Portfolio pursues its objectives by investing its assets in a diversified portfolio of common stocks, preferred stocks, warrants and comparable equity securities.

     THE MAINSTAY VP TOTAL RETURN PORTFOLIO

     The MainStay VP Total Return Portfolio seeks to realize current income consistent with reasonable opportunity for future growth of capital and income. The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, by industry and by type. The Portfolio may invest in common stocks, convertible securities, warrants and fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments.

     THE MAINSTAY VP VALUE PORTFOLIO

     The MainStay VP Value Portfolio seeks maximum long-term total return from a combination of capital growth and income. It seeks to achieve this objective by following flexible investment policies emphasizing investment in common stocks which are, in the opinion of MacKay-Shields, undervalued at the time of purchase. This Portfolio will normally invest in dividend-paying common stocks that are listed on a national securities exchange or traded in the over-the-counter market, but may also invest in non-dividend paying stocks in accordance with MacKay-Shields' judgment.

     THE MAINSTAY VP BOND PORTFOLIO

     The MainStay VP Bond Portfolio seeks the highest income over the long-term consistent with preservation of principal. It will invest primarily in fixed-income debt securities of an investment grade, but may also invest in lower-rated securities, convertible debt, and preferred and convertible preferred stock.

     THE MAINSTAY VP GROWTH EQUITY PORTFOLIO


     The MainStay VP Growth Equity Portfolio seeks long-term growth of capital, with income as a secondary consideration. It will invest principally in common stock (and securities convertible into, or with rights to purchase, common stock) of well-established, well-managed companies which appear to have better than average potential for capital appreciation.


     THE MAINSTAY VP INDEXED EQUITY PORTFOLIO

     The MainStay VP Indexed Equity Portfolio seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500. Using a full replication method, the Portfolio invests in all 500 stocks in the S&P 500 in the same proportion as their representation in the S&P 500. The S&P 500 is an unmanaged index considered representative of the U.S. stock market. The MainStay VP Indexed Equity Portfolio is neither sponsored by nor affiliated with the S&P 500.

     THE ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO


     The Alger American Small Capitalization Portfolio seeks long-term capital appreciation. Except during temporary defensive periods, the Portfolio focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the Portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P Small Capitalization 600 Index.


     THE CALVERT SOCIAL BALANCED PORTFOLIO


     The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria established for this Portfolio.


     THE FIDELITY VIP II CONTRAFUND PORTFOLIO


     The Fidelity VIP II Contrafund Portfolio seeks long-term capital appreciation by investing primarily in common stocks. FMR invests in securities of companies whose value it believes is not fully recognized by the public.


     THE FIDELITY VIP EQUITY-INCOME PORTFOLIO


     The Fidelity VIP Equity-Income Portfolio seeks reasonable income by investing at least 65% of total assets in income-producing equity securities. The Portfolio will also consider the potential for capital appreciation. Secondarily, the Portfolio seeks a yield that exceeds the composite yield on the securities comprising the S&P 500 Index.

     THE JANUS ASPEN SERIES BALANCED PORTFOLIO

     The Janus Aspen Series Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified Portfolio that, under normal circumstances, pursues its objective by investing 40 to 60% of its assets in securities selected primarily for their growth potential and 40 to 60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stock.

     THE JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO

     The Janus Aspen Series Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It invests in a diversified portfolio of common stocks of foreign and domestic issuers. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even in a single country.


     THE MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO



     The Morgan Stanley Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, sponsored and unsponsored ADR's and other equity securities of emerging market country issuers. The Portfolio's investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and managements that focus on shareholder value.

                            ------------------------

     Additional information concerning the Funds, investment objectives and policies of the Portfolios, the risks associated with such objectives and policies, investment advisory services and charges can be found in the current prospectuses for the Funds, each of which is attached to this prospectus. The prospectuses of the Funds should be read carefully before any decision is made concerning the allocation of premiums to an Investment Division.

     The Funds' shares may also be available to certain separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding." Except for the MainStay VP Series Fund, shares of all other Funds may also be available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various contracts participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     We provide certain services to policyowners in connection with investment of premiums in the Investment Divisions, which, in turn, invest in the Portfolios. These services include, among others, providing information about the Portfolios. We receive a service fee from the investment advisers or other service providers of some of the Funds in return for providing services of this type. Currently, we receive service fees at annual rates ranging from .10% to
 .21% of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions.

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another portfolio of the Funds, or of another registered open-end management investment company. We may do this if the shares of the Portfolios are no longer available for investment or if we believe investment in any Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by the law, substitutions of shares attributable to a policyowner's interest in an Investment Division will not be made until the policyowner has been notified of the change.

THE FIXED ACCOUNT

     We credit amounts in the Fixed Account with interest at fixed rates subject to a minimum guarantee. Funds in the Fixed Account are part of NYLIAC's general account. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws as an investment company. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions of these statutes. NYLIAC has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may, however, be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     INTEREST CREDITING.

     Any amounts in the Fixed Account are credited with interest using a fixed interest rate, which we declare periodically. We will set this rate in advance at least annually. This rate will never be less than 4% per year. Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from or charged against the Fixed Account receive the rate in effect at that time.

     TRANSFERS TO INVESTMENT DIVISIONS.

     In each Policy Year, the policyowner may make one transfer from the Fixed Account to the Investment Divisions, subject to the following three conditions:

          1. Maximum Transfer. An amount not greater than 10% of the value in the Fixed Account at the beginning of the Policy Year may be transferred during that Policy Year. During the retirement year (the Policy Year following the Insured's 65th birthday, the date you indicate in the application or another date if we approve) only, the 10% maximum transfer limitation does not apply.

          2. Minimum Transfer. The minimum amount that may be transferred is $500, unless we agree otherwise.

          3. Minimum Remaining Value. The value remaining in the Fixed Account after the transfer must be at least $500. If the remaining value would be less than $500, that amount must be included in the transfer.

     Transfer requests must be in writing on a form we have approved.

INVESTMENT RETURN

     The investment return of a Policy is based on:

     - the Accumulation Units held in each Investment Division for that policy;

     - the investment experience of each Investment Division as measured by its actual net rate of return;

     - the interest rate credited on amounts held in the Fixed Account; and

     - the interest rate credited on amounts held in the Loan Account, if any.

     The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Portfolio, any dividend or capital gains distributions declared by the Funds, and any charges against the assets of the Investment Division. This investment experience is determined at the end of each day on which we calculate an Accumulation Unit value for each Investment Division.

                                   SECTION V:

                        GENERAL PROVISIONS OF THE POLICY

     This section of the prospectus describes the general provisions of the policy, and is subject to the terms of the policy. You may review a copy of the policy upon request.


WHEN LIFE INSURANCE COVERAGE BEGINS



     Insurance coverage under the policy will begin on the later of the date the policy is approved by our underwriters or the date we receive the first premium payment. However, in no event will coverage begin prior to the Policy Date.


PREMIUMS

     While the policy is in force, the policyowner may make premium payments at any time while the Insured is living and before the policy anniversary on which the Insured is age 95. Subject to certain restrictions, the policyowner may make premium payments at any interval and by any method we make available. Premiums must be sent to our Premium Remittance Center or to the address indicated for payment on the premium notice. The policyowner selects a premium schedule in the application and this amount, along with the amount of the first premium, is set forth on page 2 of the policy. The policyowner may elect not to make a planned premium payment at any time.

     The policyowner may also make other premium payments that are not planned. If an unplanned premium payment would result in an increase in the death benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums.


     There is no penalty if a planned premium is not paid, since premiums, other than the first premium, are not specifically required. Paying planned premiums, however, does not guarantee coverage for any period of time. Instead, the duration of the policy depends upon the policy's Cash Surrender Value, less any Policy Debt.



     No premium, planned or unplanned, may be an amount which would jeopardize the policy's qualification as life insurance under Section 7702 of the Internal Revenue Code.


TERMINATION

     If, on a Monthly Deduction Day, the Cash Surrender Value less any Policy Debt is less than the amount of the charges to be deducted for the next policy month, the policy will go into default status. The policy will continue for a late period of 62 days commencing with the current Monthly Deduction Day. If we do not receive a premium sufficient to take the policy out of default status before the end of the late period, the policy will lapse and there will be no Cash Value or death benefit.

     We will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records, at least 31 days before the end of the late period. During the late period, the policy remains in force. If the Insured dies during the late period, we will pay the death benefit. However, these proceeds will be reduced by the amount of any unpaid loan and the amount of the charges to be deducted on each Monthly Deduction Day from the beginning of the late period through the policy month in which the Insured dies.

DEATH BENEFIT UNDER THE POLICY

     The death benefit is the amount payable to the named Beneficiary when the Insured dies. Upon receiving due proof of death at our Service Office, we will pay the Beneficiary the death benefit determined as of the date the Insured dies. All or part of the Death Benefit can be paid in cash or applied under one or more of our payment options described under "Section VI: Additional Information--Payment Options."

     The amount of the death benefit is determined by whether the policyowner has chosen Life Insurance Benefit Option 1 or Life Insurance Benefit Option 2. Life Insurance Benefit Option 1 provides a life insurance benefit equal to the greater of (i) the Face Amount or (ii) the Cash Value multiplied by the percentage in the appropriate Internal Revenue Code Section 7702 table. Life Insurance Benefit Option 2 provides a life insurance benefit equal to the greater of (i) the Face Amount plus the Cash Value or (ii) the Cash Value multiplied by the percentage in the appropriate Internal Revenue Code Section 7702 table. The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in "Section VI: Additional Information--Payment Options." We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit the interest on the balance.

     Beginning on the policy anniversary on which the Insured is age 95, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the life insurance benefit under the policy will equal the Cash Value. We will reduce the amount of the life insurance benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for cost of insurance.

     SELECTION OF LIFE INSURANCE BENEFIT TABLE.

     Under either Life Insurance Benefit Option, the death benefit cannot be less than the policy's Cash Value times a percentage determined from the appropriate Internal Revenue Code Section 7702 table. The policyowner may choose either the "Corridor" table or the "CVAT" table, which are described below, before the policy is issued. The death benefit will vary depending on which table is selected. If the policyowner does not choose a table, the Corridor table will be used. Once the policy is issued, the policyowner may not change to a different table.


     Under Internal Revenue Code Section 7702, a policy may be treated as life insurance for federal tax purposes if at all times it meets either (1) both a "guideline premium" test and a "cash value corridor" test or (2) a "cash value accumulation" test. The Corridor table is designed to meet the cash value corridor test while the CVAT table is designed to meet the cash value accumulation test. A policy using the Corridor table must also satisfy the "guideline premium" test of Code Section 7702. This test limits the amount of premiums that may be paid into the policy.



                                 CORRIDOR TABLE


INSURED'S AGE                INSURED'S AGE
  ON POLICY        % OF        ON POLICY        % OF
 ANNIVERSARY    CASH VALUE    ANNIVERSARY    CASH VALUE
-------------   ----------   -------------   ----------
   0-40            250           61             128
    41             243           62             126
    42             236           63             124
    43             229           64             122
    44             222           65             120
    45             215           66             119
    46             209           67             118
    47             203           68             117
    48             197           69             116
    49             191           70             115
    50             185           71             113
    51             178           72             111
    52             171           73             109
    53             164           74             107
    54             157          75-90           105
    55             150           91             104
    56             146           92             103
    57             142           93             102
    58             138           94             101
    59             134        95 & Over         100
    60             130

                                   CVAT TABLE

 INSURED'S                              INSURED'S
    AGE                                    AGE
 ON POLICY             % OF             ON POLICY             % OF
ANNIVERSARY         CASH VALUE         ANNIVERSARY         CASH VALUE
-----------   ----------------------   -----------   ----------------------
              MALE   FEMALE   UNISEX                 MALE   FEMALE   UNISEX
              ----   ------   ------                 ----   ------   ------
    18        691     830      715         57        207     240      213
    19        671     803      694         58        202     233      207
    20        652     778      674         59        196     226      202
    21        634     753      654         60        191     220      197
    22        615     729      635         61        187     214      192
    23        597     705      616         62        182     208      187
    24        579     683      597         63        178     202      182
    25        564     661      579         64        173     197      178
    26        544     639      561         65        169     191      174
    27        527     618      543         66        166     186      170
    28        511     598      526         67        162     182      166
    29        494     579      509         68        159     177      162
    30        478     560      493         69        155     172      159
    31        463     541      477         70        152     168      155
    32        448     524      461         71        149     164      152
    33        433     507      446         72        146     160      149
    34        419     490      432         73        143     156      146
    35        405     474      417         74        141     152      143
    36        392     458      404         75        138     149      141
    37        380     443      391         76        136     146      138
    38        367     429      378         77        134     143      136
    39        356     415      366         78        132     140      134
    40        344     402      354         79        130     137      132
    41        333     389      343         80        128     134      130
    42        323     377      332         81        126     132      128
    43        313     365      322         82        125     130      126
    44        303     354      312         83        123     127      124
    45        294     343      303         84        122     125      123
    46        285     333      293         85        120     123      121
    47        276     323      285         86        119     121      120
    48        268     313      276         87        118     119      118
    49        260     303      268         88        116     118      117
    50        253     294      260         89        115     116      115
    51        245     286      252         90        113     114      114
    52        238     277      245         91        112     112      112
    53        231     269      238         92        110     110      110
    54        225     261      231         93        107     108      108
    55        219     254      225         94        104     104      104
    56        213     247      219     95 & Over     100     100      100

     THE EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT.

     Positive investment experience in the Investment Divisions may result in a death benefit that will be greater than the Face Amount, but negative investment experience will never result in a death benefit that will be less than the Face Amount, so long as the policy remains in force.

     Example 1: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the Corridor Table have been selected, and assuming that the age at death is 45:

                                                              POLICY A   POLICY B
                                                              --------   --------
(1) Face Amount.............................................  $100,000   $100,000
(2) Cash Value on Date of Death.............................  $ 50,000   $ 40,000
(3) Percentage on Date of Death from Corridor Table.........      215%       215%
(4) Cash Value multiplied by Percentage from Corridor
  Table.....................................................  $107,500   $ 86,000
(5) Death Benefit = Greater of (1) and (4)..................  $107,500   $100,000

     Example 2: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the CVAT Table have been selected and that the Insured is male, and assuming that the age at death is 45:

                                                              POLICY A   POLICY B
                                                              --------   --------
(1) Face Amount.............................................  $100,000   $100,000
(2) Cash Value on Date of Death.............................  $ 50,000   $ 30,000
(3) Percentage on Date of Death from CVAT Table.............      294%       294%
(4) Cash Value multiplied by Percentage from CVAT Table.....  $147,000   $ 88,200
(5) Death Benefit = Greater of (1) and (4)..................  $147,000   $100,000

     FACE AMOUNT CHANGES.

     The policyowner can apply in writing to increase the Face Amount of the policy. In addition, on or after the first policy anniversary, the policyowner can apply in writing to decrease the Face Amount of the policy. The policyowner can change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under Internal Revenue Code Section 7702 after the change is made. Requested decreases and increases in Base Face Amount will cause a corresponding change in the amount of the surrender charge premium.

     The amount of an increase in Face Amount is subject to our maximum retention limits. We require evidence of insurability which is satisfactory to us for an increase. If this evidence results in a change of underwriting class, we will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day we approve the policyowner's request for the increase. An increase in Face Amount may increase the cost of insurance charge.

     The policyowner may also request decreases in coverage. For a decrease which reduces the Base Face Amount, the appropriate surrender charge will be deducted from the Cash Value. See "Section III: Charges Under the Policy--Surrender Charge." A decrease in Face Amount is effective on the Monthly Deduction Day on or after the Business Day we receive the policyowner's request for the decrease. Decreases are subject to the minimum Base Face Amount of $25,000.

     LIFE INSURANCE BENEFIT OPTION CHANGES.

     On or after the first policy anniversary, the policyowner can change the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the Business Day we approve the policyowner's signed request. If the policyowner changes from Option 1 to Option 2, the Base Face Amount of the policy will be decreased by the Cash Value. No surrender charge will apply to this automatic decrease in Base Face Amount. If the policyowner changes from Option 2 to Option 1, the Base Face Amount of the policy will be increased by the Cash Value. The surrender charge premium will not be affected by changes in the Life Insurance Benefit Option. See "Section III: Charges Under the Policy--Surrender Charge."

CASH VALUE AND CASH SURRENDER VALUE

     CASH VALUE.

     After the free look period, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account. Subsequent Net Premiums are allocated among the Fixed Account and/or the Investment Divisions according to the allocation percentages requested in the application, or as subsequently changed by the policyowner. A portion of the policyowner's Cash Value is allocated to the Loan Account if a loan is taken under the policy. See "Section V: General Provisions of the Policy--Loans." The Cash Value also reflects various charges. See "Section III: Charges Under the Policy."

     CASH SURRENDER VALUE.

     The policy may be surrendered for its Cash Surrender Value, less any Policy Debt, at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the Business Day we receive a signed surrender request in proper form at our Service Office. The Cash Surrender Value is the Cash Value, less any surrender charges.

TRANSFERS

     All or part of the Cash Value may be transferred among Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations. See "Section IV: The Separate Account, the Funds and the Fixed Account--The Fixed Account."

     The minimum amount that may be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, that amount will be included in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge $30 for each transfer in excess of twelve per year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

     Transfer requests must be made in writing on a form we approved. Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer request.

PARTIAL WITHDRAWALS

     The policyowner may make a partial withdrawal of the policy's Cash Surrender Value, at any time while the Insured is living. The maximum partial withdrawal cannot exceed the value of the Accumulation Units in the Investment Divisions plus the value of the Fixed Account less any Policy Debt. The minimum partial withdrawal is $500, and at least $500 of Cash Surrender Value, plus any Policy Debt must remain following the withdrawal. The partial withdrawal will be made from the Fixed Account and the Investment Divisions in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell us. There will be a processing charge equal to the lesser of $25 or 2% of the amount withdrawn applied to any partial withdrawal. This fee will be deducted from the remaining balance of the Fixed Account and/or Investment Divisions based on the withdrawal allocation or, if the fee amount exceeds the remaining balance, it will be deducted from the Fixed Account and/or Investment Divisions in proportion to the amount in each.

     A partial withdrawal will be prohibited if it would cause the Base Face Amount to drop below $25,000. If Life Insurance Benefit Option 1 is in effect, the Base Face Amount will be reduced by the amount of the partial withdrawal. If Life Insurance Benefit Option 2 is in effect, the Base Face Amount will not be changed by the amount of the partial withdrawal. A partial withdrawal will not be permitted during the first Policy Year if Life Insurance Benefit Option 1 is in effect.

LOANS

     Using the policy as sole security, the policyowner can borrow up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Surrender Value, less (ii) any Policy Debt.

     LOAN ACCOUNT.

     The Loan Account secures any Policy Debt, and is part of our general account. When a loan is requested, an amount is transferred to the Loan Account from the Investment Divisions and the Fixed Account (on a pro-rata basis unless the policyowner requests otherwise) equal to: (1) the requested loan amount; plus (2) any Policy Debt; plus (3) the interest to the next policy anniversary on the requested loan amount and on any Policy Debt; minus (4) the amount in the Loan Account. On each policy anniversary, the Loan Account will be increased by an amount equal to the loan interest to the next policy anniversary on any Policy Debt. The effective date of the loan is the Business Day we make payment.

     The value in the Loan Account will never be less than (a+b) - c, where:

     a = the amount in the Loan Account on the prior policy anniversary

     b = the amount of any loan taken since the prior policy anniversary

     c = any loan amount repaid since the prior policy anniversary.

     On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans plus interest to the next policy anniversary, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this on a monthly basis. Amounts transferred will first be transferred to the Fixed Account up to an amount equal to the total amounts transferred from the Fixed Account to the Loan Account. Any additional amounts transferred will be allocated according to the policyowner's premium allocation in effect at the time of transfer unless the policyowner tells us otherwise.

     The value in the Loan Account earns interest at a rate of not less than the greater of 4% per year and the effective annual loan interest rate less 2%. Interest accrues daily and is credited on each Monthly Deduction Day.

     LOAN INTEREST.

     Unless we set a lower rate for any period, the effective annual loan interest rate is 6%, payable in arrears. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the policy anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

     On the date of death, the date the policy ends, the date of a loan repayment or on any other date we specify, we will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

     If we have set a rate lower than 6% per year, any subsequent increase in the interest rate will be subject to the following conditions:

     (1) The effective date of any increase in the interest rate for loans will not be earlier than one year after the effective date of the establishment of the previous rate.

     (2) The amount by which the interest rate may be increased will not exceed one percent per year, but the interest will in no event ever exceed 6%.

     (3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

     (4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, we will notify the policyowner of that increase at least 30 days prior to the effective date of the increase.

     (5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

     REPAYMENT.

     All or part of an unpaid loan can be repaid before the Insured's death or before the policy is surrendered. When a loan repayment is made, we will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under "Loan Account" above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures.

     If a loan is outstanding when the life insurance or surrender proceeds become payable, we will deduct the amount of any Policy Debt, from these proceeds. In addition, if an unpaid loan exceeds the Cash Surrender Value of the policy, we will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records. All insurance will end 31 days after the date on which we mail that notice to the policyowner if the excess of the unpaid loan over the Cash Surrender Value is not paid within that 31 days.

FREE LOOK PROVISION

     The policy contains a provision that permits cancellation by returning it to our Service Office, or to the registered representative through whom it was purchased, at any time during the free look period. The free look period begins on the date the policy is delivered to the policyowner and the policyowner signs for it and ends 20 days later. Unless otherwise required by state law, the policyowner will then receive from us the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid, less loans and partial withdrawals.

EXCHANGE PRIVILEGE

     At any time within 24 months of the Issue Date, the policyowner may exchange the policy for a policy on a permanent plan of life insurance on the Insured which we offer for this purpose. NYLIAC will not require evidence of insurability. Upon an exchange of a policy, all riders and benefits will end unless we agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification and initial Face Amount as the original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange the policy, we will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and cash values under the old policy and the new policy. On the Business Day we receive a written request for an exchange, the Accumulation Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the policyowner sends us the policy along with a signed request; or (b) the Business Day we receive the policy at our Service Office, or such other location that we indicate to the policyowner in writing, and the necessary payment for the exchange, if any.

                                  SECTION VI:

                             ADDITIONAL INFORMATION

DIRECTORS AND PRINCIPAL OFFICERS OF NYLIAC*

DIRECTORS:                POSITIONS DURING LAST FIVE YEARS:

Seymour Sternberg...........
                          Chairman of the Board, Chief Executive Officer and President of New York Life from April 1997 to date; President and Chief Operating Officer of New York Life from October 1995 to April 1997; Vice Chairman and President Elect from February 1995 to October 1995; Executive Vice President prior thereto. President of NYLIAC from November 1995 to May 1997.

Richard M. Kernan, Jr.......
                          Executive Vice President and Chief Investment Officer of New York Life from March 1991 to date.

Robert D. Rock..............
                          Senior Vice President in charge of the Individual Annuity Department of New York Life from March 1992 to date; Vice President prior thereto. Senior Vice President of NYLIAC from April 1992 to date.

Frederick J. Sievert........
                          Vice Chairman of New York Life from January 1997 to date; Executive Vice President from February 1995 to January 1997; Senior Vice President and Chief Financial Officer--Individual Operations prior thereto. President of NYLIAC from May 1997 to date; Executive Vice President from November 1995 to May 1997; Senior Vice President prior thereto.

George G. Trapp.............
                          Executive Vice President of New York Life from June 1995 to date and Corporate Secretary of New York Life from November 1995 to date; Senior Vice President of New York Life from 1991 until June 1995. Member of the Executive Management Committee of New York Life since 1994.


Phillip J. Hildebrand.......
                          Executive Vice President of New York Life from March 1999 to date; Senior Vice President in charge of the Agency Department of New York Life from 1996 to March 1999. Managing Partner of Dallas General Office of New York Life from 1994 to 1996.


Frank M. Boccio.............
                          Senior Vice President in charge of Individual Policy Services Department of New York Life since July 1995; Vice President of New York Life from 1994 to 1995.

Michael G. Gallo............
                          Senior Vice President in charge of the Individual Life Department of New York Life from July 1995 to date; Senior Vice President--Northeastern Agencies from February 1994 to July 1995; Vice President prior thereto. Senior Vice President of NYLIAC from August 1995 to date.

Solomon Goldfinger..........
                          Senior Vice President and Chief Financial Officer in charge of the Financial Management Department of New York Life from July 1995 to date; Senior Vice President in charge of the Individual Life Department prior thereto. Senior Vice President of NYLIAC from April 1992 to date.

Howard I. Atkins............
                          Executive Vice President and Chief Financial Officer of New York Life and NYLIAC from April 1996 to date; Chief Financial Officer of Midlantic Corporation prior thereto.

OFFICERS:

Jay S. Calhoun, III.........
                          Senior Vice President and Treasurer of New York Life from March 1997 to date; Vice President and Treasurer from November 1992 to March 1997; Corporate Vice President prior thereto. Senior Vice President and Treasurer of NYLIAC from May 1997 to date; Vice President and Treasurer of NYLIAC from January 1993 to May 1997.

Patrick G. Colloton.........
                          Senior Vice President of New York Life from January 1998 to date; Vice President from April 1996 to January 1998. Vice President of NYLIAC from

                          November 1996 to date. Senior Vice President, Individual Strategic Business Unit, Business Men's Assurance Company, prior thereto.

Jane L. Hamrick.............
                          Vice President and Actuary of New York Life from March 1994 to date; Corporate Vice President and Actuary prior thereto. Vice President and Actuary of NYLIAC from April 1994 to date.

Jean E. Hoysradt............
                          Senior Vice President in charge of the Investment Department of New York Life from March 1992 to date; Senior Vice President of NYLIAC from April 1992 to date.

Maryann L. Ingenito.........
                          Vice President of New York Life from April 1990 to date. Vice President and Controller (Principal Accounting Officer) of NYLIAC from December 1994 to date; Vice President and Assistant Controller prior thereto.

Frank J. Ollari.............
                          Senior Vice President in charge of the Mortgage Finance Department of New York Life from October 1989 to date. Senior Vice President of NYLIAC from April 1992 to date.

Stephen N. Steinig..........
                          Senior Vice President and Chief Actuary of New York Life from February 1994 to date; Chief Actuary and Controller prior thereto. Senior Vice President and Chief Actuary of NYLIAC from May 1991 to date.

Lawrence R. Stoehr..........
                          Vice President of New York Life from March 1993 to date; Corporate Vice President prior thereto. Vice President of NYLIAC from July 1994 to date; Corporate Vice President prior thereto.
* Principal business address is 51 Madison Avenue, New York, New York 10010.

YEAR 2000 READINESS


     We rely upon various computer systems to process all policy transactions and valuations. These systems are being adjusted to enable us to continue to administer the policies in Year 2000 and later. As is the case with most systems projects, risks and uncertainties exist, in part due to our reliance on systems that belong to service providers who are not affiliated with NYLIAC.



     We are devoting substantial resources to make all necessary systems modifications and have received assurances from our service providers that they are taking all necessary steps to address Year 2000 modifications with respect to the computer systems that they use. Although we cannot give you guarantees, we expect that the necessary changes will be completed on time and in a way that will result in no disruption to our policy servicing operations.


FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion is general in nature. It is not an exhaustive discussion of all tax questions that might arise under the policies and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws and no representation is made as to the likelihood of continuation of current federal income tax laws and treasury regulations or of current interpretations of the Internal Revenue Service. Future legislation, regulations or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of treasury regulations or revenue rulings.

     While we reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes, we cannot make any guarantee regarding the future tax treatment of any policy. For complete information on the tax treatment of the policies, the tax treatment under the laws of your state, or the impact of proposed or future changes in tax legislation, regulations or interpretations, the policyowner should consult with a tax advisor.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to the policyowner or Beneficiary depends upon NYLIAC's tax status, upon the terms of the policy and upon the tax status of the individual concerned.

     TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT.

     NYLIAC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account is not a separate taxable entity from NYLIAC and its operations are taken into account by NYLIAC in determining its income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining Cash Values and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

                               CHARGES FOR TAXES.

     We impose a federal tax charge equal to 1.25% of premiums received under the policy to compensate NYLIAC for the federal income tax liability it incurs under Internal Revenue Code Section 848 by reason of its receipt of premiums under the policy. We may increase the federal tax charge if the federal government increases this charge. NYLIAC believes that this charge is reasonable in relation to the increased tax burden it incurs as a result of Section 848. No other charge is currently made to the Separate Account for federal income taxes of NYLIAC that may be attributable to the Separate Account. Periodically, NYLIAC reviews the appropriateness of charges to the Separate Account for NYLIAC's federal income taxes, and in the future, a charge may be made for federal income taxes incurred by NYLIAC that are attributable to the Separate Account. In addition, depending on the method of calculating interest on policy values allocated to the Fixed Account (see preceding section), a charge may also be imposed for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

                 DIVERSIFICATION STANDARDS AND CONTROL ISSUES.

     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance only if the diversification requirements of Internal Revenue Code Section 817(h) are satisfied by the Separate Account. To assure that each policy continues to qualify as life insurance for federal income tax purposes, we intend to comply with Section 817(h) and its regulations for each Portfolio. To satisfy these diversification standards, the regulations generally require that on the last day of each quarter of a calendar year: no more than 55% of the value of a Separate Account's assets can be represented by any one investment; no more than 70% can be represented by any two investments; no more than 80% can be represented by any three investments; and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. government agency or instrumentality is treated as a separate issuer. In addition a "look-through" rule applies to treat a pro-rata portion of each asset of each Portfolio as an asset of the Separate Account.

     The general diversification requirements of Section 817(h) are modified with regard to assets of the Separate Account that are direct obligations of the United States Treasury. Even if a separate account invests only in United States Treasury securities it will be treated as adequately diversified under Section 817(h). In addition, for purposes of determining whether its holdings of assets other than United States Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of a separate account's investment in United States Treasury securities. Notwithstanding this modification of the general diversification requirements, however, the investments of the Portfolios will be structured to comply with the general diversification standards because they serve as investment vehicles for certain variable annuity contracts that must comply with the general standards.

     In connection with its issuance of temporary regulations under Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed, and it is not clear, at this time, whether such regulations will ever be issued or what such regulations might provide. If such regulations were to be issued in the future, it is possible that the policy might need to be modified to comply with such regulations. For these reasons, NYLIAC reserves the right to modify the policy, as necessary, to prevent the policyowner from being considered the owner of the assets of the Separate Account.

                        LIFE INSURANCE STATUS OF POLICY.

     NYLIAC believes that the policy meets the statutory definition of life insurance under Internal Revenue Code Section 7702 and that the policyowner and Beneficiary of any policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, the death benefit under the policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of Internal Revenue Code Section 101(a)(1). (Death benefits under a "modified endowment contract" as discussed below are treated in the same manner as death benefits under life insurance contracts that are not so classified.)

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, the policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

                      MODIFIED ENDOWMENT CONTRACT STATUS.

     A policy will be a modified endowment contract if it satisfies the definition of life insurance contained in the Internal Revenue Code, but it either fails the additional "7-pay test" set forth in Internal Revenue Code
Section 7702A or was received in exchange for a modified endowment contract. A policy will fail the 7-pay test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

     While the 7-pay test is generally applied as of the time the policy is issued, certain changes in the contractual terms of a policy will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the policy to be retested as if it had originally been issued with the reduced death benefit.

     In addition, if a "material change" occurs at any time while the policy is in force, a new 7-pay test period will start and the policy will need to be retested to determine whether it continues to meet the 7-pay test. The term "material change" generally includes increases in death benefits, but does not include an increase in death benefits attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, we have procedures to monitor whether, under our current interpretations of the law, increases in the death benefit or additional premiums either cause the start of a new seven-year test period or cause the policy to be a modified endowment contract. All additional premiums will be considered in these determinations.


     If the policyowner pays a premium that exceeds the 7-pay limit, we will notify and give the policyowner the opportunity to prevent the policy from becoming a modified endowment contract by requesting that the excess premium be returned to him or her. If the policy becomes a modified endowment contract, all distributions (including loans) occurring in the year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Any distribution or loan made within two years prior to the date that a policy fails the 7-pay test is considered to have been made in anticipation of the failure.


                      SURRENDERS AND PARTIAL WITHDRAWALS.

     Upon a surrender of a policy for its Cash Surrender Value, less any Policy Debt, the policyowner will recognize ordinary income for federal tax purposes to the extent that the Cash Surrender Value exceeds the investment in the contract (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from a policy will depend upon whether the partial withdrawal results in a reduction of future benefits under the policy and whether the policy is a modified endowment contract.

     If the policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the contract. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, Internal Revenue Code Section 7702(f)(7) overrides the general rule and prescribes a formula under which the policyowner may be taxed on all or a part of the amount distributed. After 15 years, the rule of Internal Revenue Code Section 7702(f)(7) no longer applies so that cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the contract. We suggest that a policyowner consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums.

     Under certain circumstances, a distribution under a modified endowment contract (including a loan) may be taxable even though it exceeds the amount of accumulated income in the policy. This can occur because for purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Internal Revenue Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal or a loan), it may also be subject to a 10% penalty tax under Internal Revenue Code
Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individual policyowners. This penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

                         LOANS AND INTEREST DEDUCTIONS.

     We also believe that under current law any loan received under the policy will be treated as policy debt and that, unless the policy is a modified endowment contract, no part of any loan under a policy will constitute income to the policyowner. If the policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     Certain changes to the Internal Revenue Code were recently proposed that would negatively impact corporate owned and corporate sponsored life insurance, including the policies offered by this prospectus. The proposals, if enacted, would reduce the amount of interest that is deductible on loans that are not made in connection with a policy.

     Present law provides that interest on policy loans or other indebtedness that can be traced to life insurance policies generally is not deductible unless the policy insures the life of one of a limited number of key persons of a business. A key person includes an officer or 20% owner. In addition, the interest deductions for most companies for interest on other indebtedness are reduced under a proration rule if the business is a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts. The proration rule does not apply if the contract covers an employee, director, officer or 20% owner. The proposals would repeal the exception under the proration rule for contracts covering employees, directors, or officers, other than 20% owners, for taxable years beginning after the date of enactment. The effect of this proposed partial repeal of the exception to the proration rule would be to increase the after-tax cost of such policies in most cases.

     NYLIAC cannot, at this time, predict or otherwise represent whether, when or in what form any of the proposals may, in fact, be enacted.

                       CORPORATE ALTERNATIVE MINIMUM TAX.

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

                     EXCHANGES OR ASSIGNMENTS OF POLICIES.

     A change of the policyowner or the Insured or an exchange or assignment of a policy may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of a policy may result in taxable income to the transferring policyowner. Further, Internal Revenue Code Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the death benefit that is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a policyowner should consult with a qualified tax advisor.

                               OTHER TAX ISSUES.

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or Beneficiary.

                                  WITHHOLDING.

     Under Internal Revenue Code Section 3405, withholding is generally required with respect to certain taxable distributions under insurance contracts. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. A policyholder can elect to have either non-periodic or periodic payments made without withholding except where the policyowner's tax identification number has not been furnished to NYLIAC or the Internal Revenue Service has notified us that the tax identification number furnished by the policyowner is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

                              REINSTATEMENT OPTION


     For a period of five years after termination, the policyowner can request that we reinstate the policy (and any riders) during the Insured's lifetime. We will not reinstate the policy if it has been returned for its Cash Surrender Value less any Policy Debt. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.


     Before we will reinstate the policy, we must receive the following:

     - A payment in an amount that is sufficient to keep the policy (and any riders) in force for at least 2 months based on the Cash Surrender Value which is reinstated. This payment will be in lieu of the payment of all premiums in arrears.

     - Any unpaid loan must also be repaid, together with loan interest at 6% compounded once each year from the end of the late period to the date of reinstatement. If a loan interest rate of less than 6% is in effect when the policy is reinstated, the interest rate for any unpaid loan at the time of reinstatement will be the same as the loan rate.

     - Evidence of insurability satisfactory to us if the reinstatement is requested more than 31 days after termination.


     The Cash Value which will be reinstated is equal to the Cash Value at the time of lapse less the difference between the surrender charge at the time of lapse and the surrender charge which is reinstated. The surrender charge that is reinstated is based on the Policy Year in which the reinstatement is made. See "Section III: Charges Under the Policy -- Surrender Charge." If the surrender charge reinstated exceeds the Cash Value reinstated, we will require payment of an amount equal to the difference.


     If we do reinstate the policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated. The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve the request for reinstatement.

ADDITIONAL BENEFITS AVAILABLE BY RIDER

     The policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. None of these benefits depends on the investment performance of the Separate Account or the Fixed Account. An additional benefit is provided by a rider and is subject to the terms of both the policy and the rider. The following rider is currently available.

     ADJUSTABLE TERM INSURANCE RIDER.

     This rider provides term insurance coverage on the Insured. The initial term amount is shown on page 2 of your Policy. The policyowner can also elect to change the term amount at any time. The policyowner must furnish evidence of insurability, satisfactory to us, in connection with any request to increase the term amount.

PAYMENT OPTIONS


     We will pay death benefits in one sum or, if elected, we will apply all or part of the death benefit under one or more of the options described in this section. If we agree, the death benefit may be placed under some other method of payment instead. Any death benefits, less Policy Debt, paid in one sum will bear interest compounded each year from the Insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than required by law.


     While the Insured is living, the policyowner can elect or change a payment option. The policyowner can also elect or change one or more beneficiaries who will be the payee or payees under that option. After the Insured dies, any person who is to receive proceeds in one sum (other than an assignee) can instead elect a payment option and name payees. The person who elects an option can also name one or more successor payees to receive any amount remaining at the death of the payee. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.

     If we agree, a payee who has elected a payment option may later elect to have any unpaid amount, or the present value of any elected payments, placed under another option described in this section. When any payment under an option would be less than $100, we may pay any unpaid amount or present value in one sum.

     PAYEES.

     Only individuals who are to receive payments in their own behalf may be named as payees or successor payees, unless we agree to some other payee. We may require proof of the age or the survival of a payee.

     It may happen that when the last surviving payee dies, we still have an unpaid amount, or there are some payments that remain to be made. If so, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

     PROCEEDS AT INTEREST OPTIONS (OPTIONS 1A AND 1B).

     The policy proceeds may be left with us at interest. We will set the interest rate each year. This rate will be at least 3% per year.

     For the Interest Accumulation Option (Option 1A), we credit interest each year on the amount we still have. This amount can be withdrawn at any time in sums of $100 or more. We pay interest to the date of withdrawal on sums withdrawn.

     For the Interest Payment Option (Option 1B), we pay interest once each month, every 3 months, every 6 months, or once each year, as chosen, based on the amount we still have.

     LIFE INCOME OPTION (OPTION 2).

     We make equal payments each month during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the death benefit to purchase a corresponding single premium life annuity contract that is being issued when the first payment is due. Payments are based on the appropriately adjusted annuity premium rate in effect at that time, but will not be less than the corresponding minimum amount shown in the Option 2 Table, which appears in Section 9 of your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

     Upon request, we will state in writing what the minimum amount of each monthly payment would be under this option. It is based on the sex and adjusted age of the payee or payees. To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

1996 AND                                                   2036 AND
EARLIER    1997-2005   2006-2015   2016-2025   2026-2035    LATER
--------   ---------   ---------   ---------   ---------   --------
+2            +1           0          -1          -2          -3

     We make a payment each month while the payee is living. Payments do not change, and are guaranteed for 10 years, even if both payees die sooner.

BENEFICIARY

     A Beneficiary is any person or entity the policyowner names to receive the Death Benefit after the Insured dies. The policyowner names the Beneficiary when he or she applies for the policy. There may be different classes of Beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

     The Beneficiary may be changed during the Insured's lifetime by writing to our Service Office or such other location that we indicate to you in writing. Generally, the change will take effect as of the date the request is signed. If no Beneficiary is living when the Insured dies, unless provided otherwise, the death benefit is paid to the policyowner or, if deceased, the policyowner's estate.

CHANGE OF OWNERSHIP

     A successor policyowner can be named in the application, or in a signed notice that gives us the facts we need. The successor policyowner will become the new policyowner when the original policyowner dies, if the original policyowner dies before the Insured. If no successor policyowner survives the original policyowner and the original policyowner dies before the Insured, the original policyowner's estate becomes the new policyowner.

     The policyowner can also change the policyowner in a signed notice that gives us the facts we need. When this change takes effect, all rights of ownership in this policy will pass to the new policyowner.

     When we record a change of policyowner or successor policyowner, these changes will take effect as of the date of the policyowner's signed notice. This is subject to any payments we made or action we took before recording these changes. We may require that these changes be endorsed in the policy. Changing the policyowner or naming a new successor policyowner cancels any prior choice of policyowner or successor policyowner, respectively, but does not change the Beneficiary.

ASSIGNMENT

     While the Insured is living, the policy may be assigned as collateral for a loan or other obligation. For an assignment to be binding on us, we must receive a signed copy of it at our Service Office or such other location that we indicate to the policyowner in writing. We are not responsible for the validity of any assignment.

LIMITS ON OUR RIGHTS TO CHALLENGE THE POLICY

     Except for any increases in Face Amount, other than one due solely to a change in the Life Insurance Benefit Option, we must bring any legal action to contest the validity of a policy within two years from its Issue Date. After that we cannot contest its validity, except for failure to pay premiums or unless the Insured died within that two year period. For any increase in the Face Amount, other than one due solely to a change in the Life Insurance Benefit Option, we must bring legal action to contest that increase within two years from the effective date of the increase.

MISSTATEMENT OF AGE OR SEX

     If the Insured's age or sex is misstated in the policy application, the death benefit payable under the policy will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct sex.

SUICIDE

     If the Insured commits suicide within two years from the Issue Date or less where required by law (or, with respect to an increase in Face Amount, the effective date of the increase), and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premiums paid, less any Policy Debt and any partial withdrawals.

WHEN WE PAY PROCEEDS


     If the policy has not terminated, payment of the Cash Surrender Value less any Policy Debt, partial withdrawal, loan proceeds or the death benefit are made within 7 days after we receive all requirements at our Service Office or such other location that we indicate to you in writing. However, we can delay payment of the Cash Surrender Value or any partial withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the death benefit during any period that: (1) it is not reasonably practicable to determine the amount because the New York Stock Exchange is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC, by order, permits us to delay payment in order to protect our policyowners.


     Amounts payable from the Fixed Account may be deferred for up to 6 months from the date the request is received at our Service Office.

     We can delay payment of the entire death benefit if payment is contested. We investigate all death claims arising within the two-year limit on our right to challenge the policy. Upon receiving the information from a completed investigation, we generally make a determination within 5 days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. If payment of a Cash Surrender Value or partial withdrawal is delayed for 30 days or more, we add interest at an annual rate of 3%. We add interest to a death benefit from the date of death to the date of payment at the same rate as is paid under the Interest Payment Option. See "Section VI:
Additional Information--Payment Options."

RECORDS AND REPORTS

     All records and accounts relating to the Separate Account and the Fixed Account are maintained by New York Life or NYLIAC. Each year we will mail the policyowner a report showing the Cash Value and any Policy Debt as of the latest policy anniversary. This report contains any additional information required by applicable law or regulation.

SALES AND OTHER AGREEMENTS

     NYLIFE Distributors Inc., ("NYLIFE Distributors"), a member of the National Association of Securities Dealers, is the principal underwriter and the distributor of the policies. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life. NYLIFE Distributors is engaged in the business of underwriting and distributing units of the Separate Account and shares of open-end investment companies, including The MainStay Funds and MainStay Institutional Funds Inc.

     The commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors during a policy's first year will not exceed 35% of the premiums paid up to a policy's surrender charge premium (5% in Policy Years two through ten) plus 3% of premiums paid in excess of such amount. Commissions paid in Policy Years eleven and beyond are 2% of premiums paid. A table of surrender charge premium rates per thousand appears in Appendix B to this prospectus.

                               LEGAL PROCEEDINGS


     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.



     Given the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.


INDEPENDENT ACCOUNTANTS

     The financial statements of NYLIAC and the Separate Account have been included in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

     The financial statements of NYLIAC should be considered only as bearing upon the ability of NYLIAC to meet its obligations under the policy.

EXPERTS


     Actuarial matters in this prospectus have been examined by Irwin L. Don, FSA, MAAA, Associate Actuary. An opinion on actuarial matters is filed with the SEC as an exhibit to the registration statement.

                                   APPENDIX A
                                 ILLUSTRATIONS

     The following tables demonstrate the way in which your policy works. The tables are based on the age, initial death benefit and premium as follows:

     The tables are for a policy issued to a male, non-smoker, age 45, on a medically underwritten basis, with a scheduled annual premium of $7,500 and an initial death benefit of $350,000. It assumes that Life Insurance Benefit Option 1 and Internal Revenue Code Section 7702 Guideline Premium Corridor Table have been selected. It also assumes that 100% of the Net Premium is allocated to purchase Accumulation Units.

     The tables show how the Cash Value, Cash Surrender Value and death benefit would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6% or 12%. The table will assist in the comparison of the Cash Value, Cash Surrender Value and death benefit of the policy with other corporate sponsored variable universal life insurance plans.

     The Cash Value, Cash Surrender Value and death benefit for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the Cash Value among the Investment Divisions of the Separate Account, the Fixed Account and the Loan Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6% or 12%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premiums were not paid on the policy anniversary during the period of time illustrated.


     The first table reflects all charges under the policy. It assumes that the cost of insurance charges are based on our current cost of insurance rates and reflects the deduction of all charges from planned premiums and the Accumulation Value at the current levels. It also reflects a mortality and expense risk charge assessed against the Separate Account equal to an annual rate of 0.70% (for Policy Years one through ten) and a currently expected annual rate of 0.30% (for Policy Years eleven and later), which is deducted daily.


     The second table reflects all charges under the policy. It assumes that the cost of insurance charges are based on our guaranteed maximum cost of insurance rates and reflects the deduction of all charges from planned premiums and the Accumulation Value at their guaranteed maximum levels. It also reflects a mortality and expense risk charge assessed against the assets of the Separate Account equal to an annual rate of 0.90% (for all Policy Years), which is deducted daily.


     The tables also reflect total assumed fees and expenses incurred by the Funds of 0.74% of the average daily net assets of the Funds. The total is based upon (a) 0.41% of average daily net assets, which is an average of the management fees of each Portfolio; (b) 0.12% of average daily net assets, which is an average of the administrative fees for each Portfolio; and (c) 0.21% of average daily net assets, which is an average of the other expenses after expense reimbursement for each Portfolio. Actual fees and expenses of the Funds may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.



     "Other Expenses" and "Total Fund Annual Expenses" for the MainStay VP Convertible and MainStay VP International Equity Portfolios reflect an expense reimbursement agreement that ended December 31, 1998 limiting "Other Expenses" to 0.17% annually. In the absence of the expense reimbursement arrangement, the "Total Fund Annual Expenses" for the year ended December 31, 1998, would have been 1.17% for the MainStay VP International Equity Portfolio.



     For the Calvert Social Balanced Portfolio, the fees are based on expenses for the fiscal year 1998 and have been restated to reflect the complete assessment of transfer agency expenses of 0.03%, expected to be incurred in 1999. "Other Expenses" reflect an indirect fee. "Total Fund Annual Expenses" after reductions for fees paid indirectly, which are restated, would have been 0.86%.

     A portion of the brokerage commissions that Fidelity VIP II Contrafund and Fidelity VIP Equity-Income Portfolios pay was used to reduce the Portfolios' expenses. In addition, these Portfolios have entered into arrangements with their custodian whereby credit realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the "Total Fund Annual Expenses" would have been 0.66% for the Fidelity VIP II Contrafund Portfolio and 0.57% for the Fidelity VIP Equity-Income Portfolio.



     The "Total Fund Annual Expenses" for the Janus Aspen Series Worldwide Growth Portfolio include a fee reduction to reduce the "Management Fees" to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the "Management Fees" and then against "Other Expenses." Janus Capital Corporation has agreed to continue the other waivers and fee reductions until at least the next annual renewal of the advisory agreement. Absent such waivers or reductions, the "Total Fund Annual Expenses" for the fiscal year ended December 31, 1998 would have been 0.74%, for the Portfolio.



     Morgan Stanley Dean Witter Investment Management Inc. has voluntarily waived receipt of its "Management Fees" and agreed to reimburse the Portfolio, if necessary, to the extent that the "Total Fund Annual Expenses" of the Portfolio exceed 1.75% of average daily net assets. However, Morgan Stanley Dean Witter has reflected under "Other Expenses" the Portfolio's interest and foreign tax expenses incurred in 1998 which were equal to 0.20% of the Portfolio's average daily net assets. The fee waivers and reimbursements described above may be terminated by Morgan Stanley Dean Witter at any time without notice. Absent such reductions, it is estimated that "Management Fees", "Administration Fees" and "Total Fund Annual Expenses" would be 1.25%, 0.25% and 3.45%, respectively.



     Taking into account the assumed charges for mortality and expense risks in the Separate Account and the average fees and expenses of the Funds, the gross rates of return of 0%, 6% and 12% would correspond to illustrated net investment returns of -1.43%, 4.48% and 10.39%, respectively, based on the current charge for mortality and expense risks, applicable to Policy Years one through ten; -1.04%, 4.90% and 10.84%, respectively, based on the current expected charge for mortality and expense risks, applicable to Policy Years eleven and later; and -1.63%, 4.27% and 10.17%, respectively, based on the guaranteed maximum charge for mortality and expense risks, applicable to all Policy Years.



     The second column of each table shows the amount which would accumulate if an amount equal to the scheduled annual premium were invested and earned interest, after taxes, at 5% per year, compounded annually.


     We will furnish upon request a comparable illustration using the age, sex and underwriting classification of an Insured for any initial death benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

          CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE:  45, NON-SMOKER, MEDICALLY UNDERWRITTEN CLASS
SCHEDULED ANNUAL PREMIUM:  $7,500
INITIAL FACE AMOUNT:  $350,000
SECTION 7702 GUIDELINE PREMIUM CORRIDOR TEST
LIFE INSURANCE BENEFIT OPTION 1

                            ASSUMING CURRENT CHARGES


                                                                                                              END OF YEAR
                                     END OF YEAR DEATH BENEFIT(2)      END OF YEAR CASH VALUE(2)        CASH SURRENDER VALUE(2)
                                      ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID     ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
              PLUS INTEREST AT 5%    -----------------------------   -----------------------------   -----------------------------
POLICY YEAR   AS OF END OF YEAR(1)     0%        6%         12%        0%        6%         12%        0%        6%         12%
-----------   --------------------   -------   -------   ---------   -------   -------   ---------   -------   -------   ---------
     1                7,875          350,000   350,000     350,000     6,335     6,733       7,132     5,309     5,707       6,106
     2               16,144          360,000   350,000     350,000    12,493    13,680      14,916    11,468    12,655      13,890
     3               24,826          350,000   350,000     350,000    18,512    20,888      23,459    17,487    19,863      22,433
     4               33,942          350,000   350,000     350,000    24,381    28,357      32,829    23,356    27,331      31,804
     5               43,514          350,000   350,000     350,000    30,104    36,101      43,120    29,078    35,076      42,094
     6               53,565          350,000   350,000     350,000    35,674    44,127      54,423    34,855    43,308      53,604
     7               64,118          350,000   350,000     350,000    41,078    52,435      66,836    40,462    51,819      66,220
     8               75,199          350,000   350,000     350,000    46,198    60,922      80,368    45,789    60,513      79,959
     9               86,834          350,000   350,000     350,000    51,255    69,815      95,356    51,049    69,608      95,150
    10               99,051          350,000   350,000     350,000    56,246    79,130     111,956    56,246    79,130     111,956
    15              169,931          350,000   350,000     350,000    79,736   133,540     229,072    79,736   133,540     229,072
    20              260,394          350,000   350,000     519,936    97,965   200,741     426,177    97,965   200,741     426,177
    30              523,206          350,000   429,648   1,383,403   115,271   401,540   1,292,900   115,271   401,540   1,292,900


------------
(1) All premiums are illustrated as if made at the beginning of the Policy Year.
(2) Assumes no policy loan or partial withdrawal has been made.

     THE ILLUSTRATION IS HYPOTHETICAL AND MAY NOT BE USED TO PROJECT OR PREDICT INVESTMENT RESULTS. THE INVESTMENT RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND ARE BASED ON A HYPOTHETICAL LEVEL ANNUAL RATE OF RETURN. EVEN IF YOUR AVERAGE RATE OF RETURN IS THE SAME AS THE HYPOTHETICAL RATE, YOUR ACTUAL RESULTS WILL DIFFER DUE TO ANNUAL FLUCTUATIONS ABOVE OR BELOW THE HYPOTHETICAL AVERAGE RATE OF RETURN.

          CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE:  45, NON-SMOKER, MEDICALLY UNDERWRITTEN CLASS
SCHEDULED ANNUAL PREMIUM:  $7,500
INITIAL FACE AMOUNT:  $350,000
SECTION 7702 GUIDELINE PREMIUM CORRIDOR TEST
LIFE INSURANCE BENEFIT OPTION 1

                          ASSUMING GUARANTEED CHARGES


                                                                                                               END OF YEAR
                                      END OF YEAR DEATH BENEFIT(2)      END OF YEAR CASH VALUE(2)         CASH SURRENDER VALUE
                                      ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID     ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
              PLUS INTEREST AT 5%    ------------------------------   -----------------------------   -----------------------------
POLICY YEAR   AS OF END OF YEAR(1)      0%         6%        12%        0%         6%        12%        0%         6%        12%
-----------   --------------------   --------   --------   --------   -------   --------   --------   -------   --------   --------
     1                7,875          350,000    350,000    350,000     5,150      5,506      5,862     4,124      4,480      4,837
     2               16,144          350,000    350,000    350,000    10,118     11,148     12,223     9,093     10,123     11,197
     3               24,826          350,000    350,000    350,000    14,910     16,938     19,139    13,885     15,913     18,113
     4               33,942          350,000    350,000    350,000    19,493     22,848     26,635    18,468     21,822     25,609
     5               43,514          350,000    350,000    350,000    23,873     28,887     34,781    22,847     27,862     33,756
     6               53,565          350,000    350,000    350,000    28,056     35,070     43,657    27,237     34,251     42,838
     7               64,118          350,000    350,000    350,000    32,010     41,371     53,313    31,394     40,755     52,697
     8               75,199          350,000    350,000    350,000    35,705     47,767     63,810    35,296     47,358     63,401
     9               86,834          350,000    350,000    350,000    39,149     54,273     75,258    38,943     54,066     75,051
    10               99,051          350,000    350,000    350,000    42,313     60,867     87,746    42,313     60,867     87,746
    15              169,931          350,000    350,000    350,000    53,370     95,025    170,711    53,370     95,025    170,711
    20              260,394          350,000    350,000    376,671    54,162    130,636    308,747    54,162    130,636    308,747
    30              523,206                *    350,000    950,606         *    198,730    888,417         *    198,730    888,417


------------
(1) All premiums are illustrated as if made at the beginning of the Policy Year.
(2) Assumes no policy loan or partial withdrawal has been made.

 * Without additional premiums above the annual scheduled premiums, the policy would terminate in this scenario.


     THE ILLUSTRATION IS HYPOTHETICAL AND MAY NOT BE USED TO PROJECT OR PREDICT INVESTMENT RESULTS. THE INVESTMENT RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND ARE BASED ON A HYPOTHETICAL LEVEL ANNUAL RATE OF RETURN. EVEN IF YOUR AVERAGE RATE OF RETURN IS THE SAME AS THE HYPOTHETICAL RATE, YOUR ACTUAL RESULTS WILL DIFFER DUE TO ANNUAL FLUCTUATIONS ABOVE OR BELOW THE HYPOTHETICAL AVERAGE RATE OF RETURN.

                                   APPENDIX B
                  SURRENDER CHARGE PREMIUM RATES PER THOUSANDS

     The surrender charge premium for the policy at the time of issue is equal to (a * b)/1000 where (a) is the surrender charge premium rates per thousand applicable to the age of the Insured on the Policy Date, as set forth in the table below, and (b) is the initial Face Amount.

                            SURRENDER CHARGE
                              PREMIUM RATE
                AGE           PER THOUSAND
                ---         ----------------
                18                2.60
                19                2.80
                20                3.00
                21                3.20
                22                3.40
                23                3.60
                24                3.80
                25                4.00
                26                4.20
                27                4.40
                28                4.60
                29                4.80
                30                5.00
                31                5.20
                32                5.40
                33                5.60
                34                5.80
                35                6.00
                36                6.30
                37                6.60
                38                6.90
                39                7.20
                40                7.50
                41                7.80
                42                8.10
                43                8.40
                44                8.70
                45                9.00
                46                9.60
                47               10.20
                48               10.80
                49               11.40
                50               12.00
                51               12.60

                            SURRENDER CHARGE
                              PREMIUM RATE
                AGE           PER THOUSAND
                ---         ----------------
                52               13.20
                53               13.80
                54               14.40
                55               15.00
                56               16.40
                57               17.80
                58               19.20
                59               20.60
                60               22.00
                61               23.60
                62               25.20
                63               26.80
                64               28.40
                65               30.00
                66               31.80
                67               33.60
                68               35.40
                69               37.20
                70               39.00
                71               41.40
                72               43.80
                73               46.20
                74               48.60
                75               51.00
                76               54.00
                77               57.00
                78               60.00
                79               63.00
                80               66.00
                81               69.60
                82               73.20
                83               76.80
                84               80.40
                85               84.00

                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

                                                           MAINSTAY VP      MAINSTAY VP
                                                             CAPITAL            CASH         MAINSTAY VP
                                                           APPRECIATION      MANAGEMENT       GOVERNMENT
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................    $  350,765       $   47,828       $    9,615

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk
    charges.............................................           622               82               15
                                                            ----------       ----------       ----------
      Total equity......................................    $  350,143       $   47,746       $    9,600
                                                            ==========       ==========       ==========
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units outstanding: 29,280;
      46,188; 895; 486; 43,443; 31; 27,593; 37,916,
      respectively......................................    $  350,143       $   47,746       $    9,600
                                                            ==========       ==========       ==========
    Variable accumulation unit value....................    $    11.96       $     1.03       $    10.73
                                                            ==========       ==========       ==========
Identified Cost of Investment...........................    $  302,847       $   47,828       $    9,536
                                                            ==========       ==========       ==========

                                                                               ALGER
                                                           MAINSTAY VP        AMERICAN         CALVERT
                                                             INDEXED           SMALL            SOCIAL
                                                              EQUITY       CAPITALIZATION      BALANCED
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................    $  813,451       $    5,820       $    1,824

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk
    charges.............................................         1,490                9                2
                                                            ----------       ----------       ----------
      Total equity......................................    $  811,961       $    5,811       $    1,822
                                                            ==========       ==========       ==========
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units outstanding: 72,252;
      543; 169; 1,534; 39,048; 455,773; 18,
      respectively......................................    $  811,961       $    5,811       $    1,822
                                                            ==========       ==========       ==========
    Variable accumulation unit value....................    $    11.24       $    10.70       $    10.75
                                                            ==========       ==========       ==========
Identified Cost of Investment...........................    $  743,296       $    5,245       $    1,829
                                                            ==========       ==========       ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

     MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP
      HIGH YIELD     INTERNATIONAL     MAINSTAY VP      MAINSTAY VP         GROWTH
    CORPORATE BOND       EQUITY           VALUE             BOND            EQUITY
    ----------------------------------------------------------------------------------
      $    4,725       $  463,205       $      257       $  295,218       $  416,570

               8              863               --              517              753
      ----------       ----------       ----------       ----------       ----------
      $    4,717       $  462,342       $      257       $  294,701       $  415,817
      ==========       ==========       ==========       ==========       ==========

      $    4,717       $  462,342       $      257       $  294,701       $  415,817
      ==========       ==========       ==========       ==========       ==========
      $     9.71       $    10.64       $     8.20       $    10.68       $    10.97
      ==========       ==========       ==========       ==========       ==========
      $    5,278       $  448,837       $      255       $  305,145       $  411,806
      ==========       ==========       ==========       ==========       ==========

                                                        JANUS ASPEN
       FIDELITY         FIDELITY       JANUS ASPEN         SERIES
        VIP II            VIP             SERIES         WORLDWIDE
      CONTRAFUND     EQUITY-INCOME       BALANCED          GROWTH
    -----------------------------------------------------------------
      $   18,065       $  386,805       $5,476,637       $      200

              27              716            9,693               --
      ----------       ----------       ----------       ----------
      $   18,038       $  386,089       $5,466,944       $      200
      ==========       ==========       ==========       ==========
      $   18,038       $  386,089       $5,466,944       $      200
      ==========       ==========       ==========       ==========
      $    11.76       $     9.89       $    11.99       $    10.85
      ==========       ==========       ==========       ==========
      $   15,510       $  388,459       $4,695,527       $      194
      ==========       ==========       ==========       ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the period March 27, 1998 (Commencement of Investments) through December 31, 1998

                                                             MAINSTAY VP      MAINSTAY VP
                                                               CAPITAL            CASH         MAINSTAY VP
                                                             APPRECIATION      MANAGEMENT       GOVERNMENT
                                                            ------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.........................................    $     305        $   1,286        $     401
  Mortality and expense risk charges......................       (1,068)            (178)             (35)
                                                              ---------        ---------        ---------
      Net investment income (loss)........................         (763)           1,108              366
                                                              ---------        ---------        ---------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.......................       25,263            3,858              609
  Cost of investments sold................................      (25,230)          (3,858)            (578)
                                                              ---------        ---------        ---------
      Net realized gain (loss) on investments.............           33               --               31
  Realized gain distribution received.....................        3,223               --               --
  Change in unrealized appreciation (depreciation)
    on investments........................................       47,918               --               79
                                                              ---------        ---------        ---------
      Net gain (loss) on investments......................       51,174               --              110
                                                              ---------        ---------        ---------
  Decrease attributable to funds of New
    York Life Insurance and Annuity Corporation
    retained by Separate Account..........................          (82)              (1)              --
                                                              ---------        ---------        ---------
      Net increase (decrease) in total equity resulting
        from operations...................................    $  50,329        $   1,107        $     476
                                                              =========        =========        =========

                                                                                 ALGER
                                                             MAINSTAY VP        AMERICAN         CALVERT
                                                               INDEXED           SMALL            SOCIAL
                                                                EQUITY       CAPITALIZATION      BALANCED
                                                            ------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.........................................    $   7,987        $      --        $      41
  Mortality and expense risk charges......................       (3,211)             (14)              (5)
                                                              ---------        ---------        ---------
      Net investment income (loss)........................        4,776              (14)              36
                                                              ---------        ---------        ---------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.......................       62,401              380              203
  Cost of investments sold................................      (62,530)            (475)            (203)
                                                              ---------        ---------        ---------
      Net realized gain (loss) on investments.............         (129)             (95)              --
  Realized gain distribution received.....................        6,801              220               91
  Change in unrealized appreciation (depreciation)
    on investments........................................       70,155              575               (5)
                                                              ---------        ---------        ---------
      Net gain (loss) on investments......................       76,827              700               86
                                                              ---------        ---------        ---------
  Decrease attributable to funds of New
    York Life Insurance and Annuity Corporation
    retained by Separate Account..........................         (153)              (1)              --
                                                              ---------        ---------        ---------
      Net increase (decrease) in total equity resulting
        from operations...................................    $  81,450        $     685        $     122
                                                              =========        =========        =========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

     MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP
      HIGH YIELD     INTERNATIONAL     MAINSTAY VP      MAINSTAY VP         GROWTH
    CORPORATE BOND       EQUITY           VALUE             BOND            EQUITY
    ----------------------------------------------------------------------------------
      $     429        $   9,199        $      --        $  15,329        $   3,028
            (21)          (1,786)              --           (1,045)          (1,935)
      ---------        ---------        ---------        ---------        ---------
            408            7,413               --           14,284            1,093
      ---------        ---------        ---------        ---------        ---------
            164           37,568              343           24,172           33,676
           (170)         (37,797)            (372)         (23,500)         (34,708)
      ---------        ---------        ---------        ---------        ---------
             (6)            (229)             (29)             672           (1,032)
             14               --               --            7,525           30,785
           (554)          14,368                2           (9,927)           4,765
      ---------        ---------        ---------        ---------        ---------
           (546)          14,139              (27)          (1,730)          34,518
      ---------        ---------        ---------        ---------        ---------
             --              (71)              --              (12)             (79)
      ---------        ---------        ---------        ---------        ---------
      $    (138)       $  21,481        $     (27)       $  12,542        $  35,532
      =========        =========        =========        =========        =========

                                                        JANUS ASPEN
       FIDELITY         FIDELITY       JANUS ASPEN         SERIES
        VIP II            VIP             SERIES         WORLDWIDE
      CONTRAFUND     EQUITY-INCOME       BALANCED          GROWTH
    -----------------------------------------------------------------
      $      --        $      --        $  66,234        $       3
            (43)          (1,898)         (13,177)              --
      ---------        ---------        ---------        ---------
            (43)          (1,898)          53,057                3
      ---------        ---------        ---------        ---------
            943           31,773          617,823               82
           (928)         (33,821)        (666,464)             (85)
      ---------        ---------        ---------        ---------
             15           (2,048)         (48,641)              (3)
             --               --            1,640                1
          2,555           (1,654)         781,110                6
      ---------        ---------        ---------        ---------
          2,570           (3,702)         734,109                4
      ---------        ---------        ---------        ---------
             (2)             (28)          (1,199)              --
      ---------        ---------        ---------        ---------
      $   2,525        $  (5,628)       $ 785,967        $       7
      =========        =========        =========        =========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN TOTAL EQUITY
For the period March 27, 1998 (Commencement of Investments) through December 31, 1998

                                                               MAINSTAY VP       MAINSTAY VP
                                                                 CAPITAL             CASH          MAINSTAY VP
                                                               APPRECIATION       MANAGEMENT        GOVERNMENT
                                                              --------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)............................    $     (763)       $    1,108        $      366
    Net realized gain (loss) on investments.................            33                --                31
    Realized gain distribution received.....................         3,223                --                --
    Change in unrealized appreciation (depreciation) on
      investments...........................................        47,918                --                79
    Decrease attributable to funds of
      New York Life Insurance and Annuity
      Corporation retained by Separate Account..............           (82)               (1)               --
                                                                ----------        ----------        ----------
      Net increase (decrease) in total equity resulting
        from operations.....................................        50,329             1,107               476
                                                                ----------        ----------        ----------
  Contributions and withdrawals:
    Policyowners' premium payments..........................       202,881            26,274             3,943
    Cost of insurance.......................................        (8,151)           (1,757)             (648)
    Net transfers from Fixed Account........................       105,084            22,122             5,829
                                                                ----------        ----------        ----------
      Net contributions and withdrawals.....................       299,814            46,639             9,124
                                                                ----------        ----------        ----------
        Increase in total equity............................       350,143            47,746             9,600
TOTAL EQUITY:
    Beginning of period.....................................            --                --                --
                                                                ----------        ----------        ----------
    End of period...........................................    $  350,143        $   47,746        $    9,600
                                                                ==========        ==========        ==========

                                                                                    ALGER
                                                               MAINSTAY VP         AMERICAN          CALVERT
                                                                 INDEXED            SMALL             SOCIAL
                                                                  EQUITY        CAPITALIZATION       BALANCED
                                                              --------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)............................    $    4,776        $      (14)       $       36
    Net realized gain (loss) on investments.................          (129)              (95)               --
    Realized gain distribution received.....................         6,801               220                91
    Change in unrealized appreciation (depreciation) on
      investments...........................................        70,155               575                (5)
    Decrease attributable to funds of
      New York Life Insurance and Annuity
      Corporation retained by Separate Account..............          (153)               (1)               --
                                                                ----------        ----------        ----------
      Net increase (decrease) in total equity resulting
        from operations.....................................        81,450               685               122
                                                                ----------        ----------        ----------
  Contributions and withdrawals:
    Policyowners' premium payments..........................       243,408             2,686             1,459
    Cost of insurance.......................................       (46,439)             (400)             (228)
    Net transfers from Fixed Account........................       533,542             2,840               469
                                                                ----------        ----------        ----------
      Net contributions and withdrawals.....................       730,511             5,126             1,700
                                                                ----------        ----------        ----------
        Increase in total equity............................       811,961             5,811             1,822
TOTAL EQUITY:
    Beginning of period.....................................            --                --                --
                                                                ----------        ----------        ----------
    End of period...........................................    $  811,961        $    5,811        $    1,822
                                                                ==========        ==========        ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

     MAINSTAY VP       MAINSTAY VP
      HIGH YIELD      INTERNATIONAL      MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
    CORPORATE BOND        EQUITY            VALUE              BOND         GROWTH EQUITY
    --------------------------------------------------------------------------------------
      $      408        $    7,413        $       --        $   14,284        $    1,093
              (6)             (229)              (29)              672            (1,032)
              14                --                --             7,525            30,785
            (554)           14,368                 2            (9,927)            4,765
              --               (71)               --               (12)              (79)
      ----------        ----------        ----------        ----------        ----------
            (138)           21,481               (27)           12,542            35,532
      ----------        ----------        ----------        ----------        ----------
             420           195,556               319           193,447             1,610
            (171)          (19,904)             (112)           (7,428)          (32,484)
           4,606           265,209                77            96,140           411,159
      ----------        ----------        ----------        ----------        ----------
           4,855           440,861               284           282,159           380,285
      ----------        ----------        ----------        ----------        ----------
           4,717           462,342               257           294,701           415,817
              --                --                --                --                --
      ----------        ----------        ----------        ----------        ----------
      $    4,717        $  462,342        $      257        $  294,701        $  415,817
      ==========        ==========        ==========        ==========        ==========

                                                           JANUS ASPEN
       FIDELITY          FIDELITY        JANUS ASPEN          SERIES
        VIP II             VIP              SERIES          WORLDWIDE
      CONTRAFUND      EQUITY-INCOME        BALANCED           GROWTH
    --------------------------------------------------------------------
      $      (43)       $   (1,898)       $   53,057        $        3
              15            (2,048)          (48,641)               (3)
              --                --             1,640                 1
           2,555            (1,654)          781,110                 6
              (2)              (28)           (1,199)               --
      ----------        ----------        ----------        ----------
           2,525            (5,628)          785,967                 7
      ----------        ----------        ----------        ----------
           8,723             6,244         3,476,276               233
          (1,171)          (31,373)          (85,847)              (94)
           7,961           416,846         1,290,548                54
      ----------        ----------        ----------        ----------
          15,513           391,717         4,680,977               193
      ----------        ----------        ----------        ----------
          18,038           386,089         5,466,944               200
              --                --                --                --
      ----------        ----------        ----------        ----------
      $   18,038        $  386,089        $5,466,944        $      200
      ==========        ==========        ==========        ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------


  NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I ("CSVUL Separate Account-I") was established on May 24, 1996, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. Investments into CSVUL Separate Account-I commenced on March 27, 1998. The CSVUL Separate Account-I policies are designed for Group or Sponsored arrangements who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. The policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors Inc. NYLIFE Distributors Inc. is a wholly-owned subsidiary of NYLIFE Inc., which is a wholly-owned subsidiary of New York Life Insurance Company. CSVUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.


  The assets of CSVUL Separate Account-I are invested in the shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc. (formerly, "Acacia Capital Corporation"), the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series and the Morgan Stanley Universal Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of New York Life Insurance and Annuity Corporation.

  CSVUL Separate Account-I offers the following eighteen variable Investment Divisions, with their respective fund portfolios, for Policyowners to invest premium payments: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, Alger American Small Capitalization, Calvert Social Balanced (formerly "Calvert Socially Responsible"), Fidelity VIP II Contrafund, Fidelity VIP Equity-Income, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth and Morgan Stanley Emerging Markets Equity. As of December 31, 1998 no investments have been made in the following Investment Divisions: MainStay VP Convertible, MainStay VP Total Return, and Morgan Stanley Emerging Markets Equity. Each Investment Division of CSVUL Separate Account-I will invest exclusively in the corresponding Eligible Portfolio.

  Initial premium payments received are allocated to NYLIAC's General Account until 20 days after the policy delivery date. Thereafter, premium payments will be allocated to the Investment Divisions of CSVUL Separate Account-I in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of CSVUL Separate Account-I and the Fixed Account of New York Life Insurance and Annuity Corporation.

  No Federal income tax is payable on investment income or capital gains of CSVUL Separate Account-I under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------


  At December 31, 1998, the investments of CSVUL Separate Account-I are as follows:


                                                           MAINSTAY VP           MAINSTAY VP
                                                             CAPITAL                 CASH              MAINSTAY VP
                                                           APPRECIATION           MANAGEMENT           GOVERNMENT
                                                           ------------------------------------------------------
Number of shares.........................................         11                    48                    1
Identified cost*.........................................     $  303                $   48               $   10

                                                                                    ALGER
                                                           MAINSTAY VP             AMERICAN             CALVERT
                                                             INDEXED                SMALL                SOCIAL
                                                              EQUITY            CAPITALIZATION          BALANCED
                                                           ------------------------------------------------------
Number of shares.........................................         31                    --                    1
Identified cost*.........................................     $  743                $    5               $    2

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Investment activity for the period March 27, 1998 (Commencement of Investments) through December 31, 1998, was as follows:

                                                           MAINSTAY VP           MAINSTAY VP
                                                             CAPITAL                 CASH              MAINSTAY VP
                                                           APPRECIATION           MANAGEMENT           GOVERNMENT
                                                           ------------------------------------------------------
Purchases................................................     $  328                $   52               $   10
Proceeds from sales......................................         25                     4                    1

                                                                                    ALGER
                                                           MAINSTAY VP             AMERICAN             CALVERT
                                                             INDEXED                SMALL                SOCIAL
                                                              EQUITY            CAPITALIZATION          BALANCED
                                                           ------------------------------------------------------
Purchases................................................     $  806                $    6               $    2
Proceeds from sales......................................         62                    --                   --

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

     MAINSTAY VP            MAINSTAY VP                                                  MAINSTAY VP
      HIGH YIELD           INTERNATIONAL         MAINSTAY VP         MAINSTAY VP           GROWTH
    CORPORATE BOND            EQUITY                VALUE               BOND               EQUITY
    ------------------------------------------------------------------------------------------------
            --                    37                   --                  22                  18
        $    5                $  449               $   --              $  305              $  412

                                                                     JANUS ASPEN
       FIDELITY              FIDELITY            JANUS ASPEN           SERIES
        VIP II                  VIP                SERIES             WORLDWIDE
      CONTRAFUND           EQUITY-INCOME          BALANCED             GROWTH
    ----------------------------------------------------------------------------
             1                    15                  243                  --
        $   16                $  388               $4,696              $   --

     MAINSTAY VP            MAINSTAY VP                                                  MAINSTAY VP
      HIGH YIELD           INTERNATIONAL         MAINSTAY VP         MAINSTAY VP           GROWTH
    CORPORATE BOND            EQUITY                VALUE               BOND               EQUITY
    ------------------------------------------------------------------------------------------------
        $    5                $  487               $    1              $  329              $  447
            --                    38                   --                  24                  34

                                                                     JANUS ASPEN
       FIDELITY              FIDELITY            JANUS ASPEN           SERIES
        VIP II                  VIP                SERIES             WORLDWIDE
      CONTRAFUND           EQUITY-INCOME          BALANCED             GROWTH
    ----------------------------------------------------------------------------
        $   16                $  422               $5,362              $   --
             1                    32                  618                  --

NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------


  CSVUL Separate Account-I is charged for the mortality and expense risks assumed by New York Life Insurance and Annuity Corporation. These charges are made daily at an annual rate of .70% of the daily net asset value of each Investment Division for policy years one through ten. For policy years eleven and later, an annual rate of .30% is deducted. New York Life Insurance and Annuity Corporation may increase these charges in the future up to a maximum annual rate of .90%. The amounts of these charges retained in the Investment Divisions represent funds of New York Life Insurance and Annuity Corporation. Accordingly, New York Life Insurance and Annuity Corporation participates in the results of each Investment Division ratably with the Policyowners.


--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------


  CSVUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5-- Cost to Policyowners (in 000's):
--------------------------------------------------------------------------------


  At December 31, 1998, the cost to Policyowners for accumulation units outstanding, with adjustments for net investment income, market appreciation (depreciation) and deduction for expenses is as follows:


                                                         MAINSTAY VP          MAINSTAY VP
                                                           CAPITAL                CASH             MAINSTAY VP
                                                         APPRECIATION          MANAGEMENT           GOVERNMENT
                                                        --------------------------------------------------------
Cost to Policyowners (net of withdrawals).............      $  320               $   51               $   11
Sales charges.........................................         (12)                  (2)                  --
Cost of insurance.....................................          (8)                  (2)                  (1)
Accumulated net investment income (loss)..............          (1)                   1                   --
Accumulated net realized gain on investments and
  realized gain distributions received................           3                   --                   --
Unrealized appreciation (depreciation) on
  investments.........................................          48                   --                   --
                                                            ------               ------               ------
Net amount applicable to Policyowners.................      $  350               $   48               $   10
                                                            ======               ======               ======

                                                                                 ALGER
                                                         MAINSTAY VP            AMERICAN             CALVERT
                                                           INDEXED               SMALL                SOCIAL
                                                            EQUITY           CAPITALIZATION          BALANCED
                                                        --------------------------------------------------------
Cost to Policyowners (net of withdrawals).............      $  790               $    5               $    2
Sales charges.........................................         (14)                  --                   --
Cost of insurance.....................................         (46)                  --                   --
Accumulated net investment income (loss)..............           5                   --                   --
Accumulated net realized gain (loss) on investments
  and
  realized gain distributions received................           7                   --                   --
Unrealized appreciation (depreciation) on
  investments.........................................          70                    1                   --
Decrease attributable to funds of
  New York Life Insurance and Annuity
  Corporation retained by Separate Account............          --                   --                   --
                                                            ------               ------               ------
Net amount applicable to Policyowners.................      $  812               $    6               $    2
                                                            ======               ======               ======

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

     MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP
      HIGH YIELD     INTERNATIONAL     MAINSTAY VP      MAINSTAY VP         GROWTH
    CORPORATE BOND       EQUITY           VALUE             BOND            EQUITY
    ----------------------------------------------------------------------------------
        $    6           $  473           $   --           $  301           $  412
            --              (12)              --              (11)              --
            --              (20)              --               (7)             (32)
            --                7               --               14                1
            --               --               --                8               30
            (1)              14               --              (10)               5
        ------           ------           ------           ------           ------
        $    5           $  462           $   --           $  295           $  416
        ======           ======           ======           ======           ======

                                                        JANUS ASPEN
       FIDELITY         FIDELITY       JANUS ASPEN         SERIES
        VIP II            VIP             SERIES         WORLDWIDE
      CONTRAFUND     EQUITY-INCOME       BALANCED          GROWTH
    -----------------------------------------------------------------
        $   17           $  423           $4,969           $   --
            (1)              --             (202)              --
            (1)             (31)             (86)              --
            --               (2)              53               --
            --               (2)             (47)              --
             3               (2)             781               --
            --               --               (1)              --
        ------           ------           ------           ------
        $   18           $  386           $5,467           $   --
        ======           ======           ======           ======

NOTE 6--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

T
    ransactions in accumulation units for the period March 27, 1998 (Commencement of Investments) through December 31, 1998, were as follows:

                                                                 MAINSTAY VP       MAINSTAY VP
                                                                   CAPITAL             CASH          MAINSTAY VP
                                                                 APPRECIATION       MANAGEMENT        GOVERNMENT
                                                                --------------------------------------------------
Units issued on premium payments............................          20                26                --
Units redeemed on cost of insurance.........................          (1)               (2)               --
Units issued on net transfers from
  Fixed Account.............................................          10                22                 1
                                                                     ---               ---               ---
  Net increase..............................................          29                46                 1
Units outstanding, beginning of period......................          --                --                --
                                                                     ---               ---               ---
Units outstanding, end of period............................          29                46                 1
                                                                     ===               ===               ===

                                                                                      ALGER
                                                                 MAINSTAY VP         AMERICAN          CALVERT
                                                                   INDEXED            SMALL             SOCIAL
                                                                    EQUITY        CAPITALIZATION       BALANCED
                                                                --------------------------------------------------
Units issued on premium payments............................          24                --                --
Units redeemed on cost of insurance.........................          (5)               --                --
Units issued on net transfers from
  Fixed Account.............................................          53                 1                --
                                                                     ---               ---               ---
  Net increase..............................................          72                 1                --
Units outstanding, beginning of period......................          --                --                --
                                                                     ---               ---               ---
Units outstanding, end of period............................          72                 1                --
                                                                     ===               ===               ===

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

     MAINSTAY VP       MAINSTAY VP
      HIGH YIELD      INTERNATIONAL      MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
    CORPORATE BOND        EQUITY            VALUE              BOND         GROWTH EQUITY
    --------------------------------------------------------------------------------------
          --                20                --                20                --
          --                (2)               --                (1)               (3)
          --                25                --                 9                41
         ---               ---               ---               ---               ---
          --                43                --                28                38
          --                --                --                --                --
         ---               ---               ---               ---               ---
          --                43                --                28                38
         ===               ===               ===               ===               ===

                                                           JANUS ASPEN
       FIDELITY          FIDELITY        JANUS ASPEN          SERIES
        VIP II             VIP              SERIES          WORLDWIDE
      CONTRAFUND      EQUITY-INCOME        BALANCED           GROWTH
    --------------------------------------------------------------------
           1                 1               339                --
          --                (3)               (8)               --
           1                41               125                --
         ---               ---               ---               ---
           2                39               456                --
          --                --                --                --
         ---               ---               ---               ---
           2                39               456                --
         ===               ===               ===               ===

NOTE 7--Selected Per Unit Data+:
--------------------------------------------------------------------------------


  The following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout the period March 27, 1998 (Commencement of Investments) through December 31, 1998) with respect to each Investment Division of CSVUL Separate Account-I:


                                                                 MAINSTAY VP       MAINSTAY VP
                                                                   CAPITAL             CASH          MAINSTAY VP
                                                                 APPRECIATION       MANAGEMENT        GOVERNMENT
                                                                --------------------------------------------------
Unit value, beginning of period.............................        $10.00            $ 1.00            $10.00
Net investment income (loss)................................         (0.05)             0.04              0.53
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................          2.01             (0.01)             0.20
                                                                    ------            ------            ------
Unit value, end of period...................................        $11.96            $ 1.03            $10.73
                                                                    ======            ======            ======

                                                                                      ALGER
                                                                 MAINSTAY VP         AMERICAN          CALVERT
                                                                   INDEXED            SMALL             SOCIAL
                                                                    EQUITY        CAPITALIZATION       BALANCED
                                                                --------------------------------------------------
Unit value, beginning of period.............................        $10.00            $10.00            $10.00
Net investment income (loss)................................          0.11             (0.07)             0.35
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................          1.13              0.77              0.40
                                                                    ------            ------            ------
Unit value, end of period...................................        $11.24            $10.70            $10.75
                                                                    ======            ======            ======

+  Per unit data based on average monthly units outstanding during the period.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

     MAINSTAY VP       MAINSTAY VP                                           MAINSTAY VP
      HIGH YIELD      INTERNATIONAL      MAINSTAY VP       MAINSTAY VP          GROWTH
    CORPORATE BOND        EQUITY            VALUE              BOND             EQUITY
    --------------------------------------------------------------------------------------
 ...     $10.00            $10.00            $10.00            $10.00            $10.00
 ...       0.87              0.29                --              0.75              0.04
 ...      (1.16)             0.35             (1.80)            (0.07)             0.93
        ------            ------            ------            ------            ------
 ...     $ 9.71            $10.64            $ 8.20            $10.68            $10.97
        ======            ======            ======            ======            ======

                                                           JANUS ASPEN
       FIDELITY          FIDELITY        JANUS ASPEN          SERIES
        VIP II             VIP              SERIES          WORLDWIDE
      CONTRAFUND      EQUITY-INCOME        BALANCED           GROWTH
    --------------------------------------------------------------------
 ...     $10.00            $10.00            $10.00            $10.00
 ...      (0.07)            (0.07)             0.29              0.32
 ...       1.83             (0.04)             1.70              0.53
        ------            ------            ------            ------
 ...     $11.76            $ 9.89            $11.99            $10.85
        ======            ======            ======            ======

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Corporate Sponsored Variable Universal Life
Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations, of changes in total equity and the selected per unit data present fairly, in all material respects, the financial position of the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, Alger American Small Capitalization, Calvert Social Balanced, formerly known as Calvert Socially Responsible, Fidelity VIP II Contrafund, Fidelity VIP Equity-Income, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, and Morgan Stanley Emerging Markets Equity Investment Divisions (constituting the NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I) at December 31, 1998, and the results of each of their operations, the changes in each of their total equity, and the selected per unit data for the period March 27, 1998 (Commencement of Investment) through December 31, 1998 in conformity with generally accepted accounting principles. These financial statements and the selected per unit data (herein referred to as the "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments at December 31, 1998 with the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series Inc., the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, and the Morgan Stanley Universal Funds, Inc., provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 1999

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               1998       1997
                                                              -------    -------
                                                                (IN MILLIONS)
                                     ASSETS
Fixed maturities
  Available for sale, at fair value                           $13,081    $12,170
  Held to maturity, at amortized cost                             725        801
Equity securities                                                 100         83
Mortgage loans                                                  1,622      1,305
Real estate                                                       116        151
Policy loans                                                      491        481
Other long-term investments                                        26         20
                                                              -------    -------
     Total investments                                         16,161     15,011

Cash and cash equivalents                                         948        773
Deferred policy acquisition costs                                 859        688
Other assets                                                      297        345
Separate account assets                                         6,852      4,315
                                                              -------    -------
     Total Assets                                             $25,117    $21,132
                                                              =======    =======
                      LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $14,709    $13,716
Future policy benefits                                            315        276
Policy claims                                                      60         55
Deferred taxes                                                    101         93
Other liabilities                                                 992        727
Separate account liabilities                                    6,792      4,303
                                                              -------    -------
     Total Liabilities                                         22,969     19,170

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                        480        480
Accumulated other comprehensive income                            201        157
Retained earnings                                               1,442      1,300
                                                              -------    -------
     Total stockholder's equity                                 2,148      1,962
                                                              -------    -------
     Total liabilities and stockholder's equity               $25,117    $21,132
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               1998      1997      1996
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
REVENUES
  Universal life and annuity fees                             $  293    $  271    $  236
  Net investment income                                        1,115     1,066     1,048
  Investment gains, net                                           56       126        65
  Other income                                                   122        78        56
                                                              ------    ------    ------
     Total revenues                                            1,586     1,541     1,405
                                                              ------    ------    ------
EXPENSES
  Interest credited to policyholders' account balances           784       748       723
  Policyholder benefits                                          175       141       117
  Operating expenses                                             405       352       299
                                                              ------    ------    ------
     Total expenses                                            1,364     1,241     1,139
                                                              ------    ------    ------
Income before Federal income taxes                               222       300       266
Federal income taxes:
  Current                                                         97       114       121
  Deferred                                                       (17)       (1)      (24)
                                                              ------    ------    ------
     Total Federal income taxes                                   80       113        97
                                                              ------    ------    ------
Net income                                                    $  142    $  187    $  169
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF COMPREHENSIVE INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                              1998     1997      1996
                                                              -----    -----    ------
                                                                   (IN MILLIONS)
Net Income                                                    $142     $187     $ 169
  Other comprehensive income, net of tax:
     Unrealized gains on securities:
       Unrealized holding gains arising during period           79       --        --
       Unrealized holding gains arising during period,
        including reclassification adjustments                  --       89      (159)
       Less: reclassification adjustment for gains included
        in net income                                           35       --        --
                                                              ----     ----     -----
  Other comprehensive income                                    44       89      (159)
                                                              ----     ----     -----
Comprehensive income                                          $186     $276     $  10
                                                              ====     ====     =====

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               1998      1997      1996
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Stockholder's equity, beginning of year                       $1,962    $1,686    $1,676
Net Income                                                       142       187       169
Other comprehensive income                                        44        89      (159)
                                                              ------    ------    ------
Stockholder's equity, end of year                             $2,148    $1,962    $1,686
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                               1998        1997       1996
                                                              -------    --------    -------
                                                                      (IN MILLIONS)
Cash Flows from Operating Activities:
  Net income                                                  $   142    $    187    $   169
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                  2         (43)       (18)
     Net capitalization of deferred policy acquisition costs     (192)        (85)       (44)
     Universal life and annuity fees                             (198)       (202)      (188)
     Interest credited to policyholders' account balances         784         748        723
     Net realized investment gains                                (56)       (126)       (65)
     Deferred income taxes                                        (17)         (1)       (24)
     (Increase) decrease in net separate account assets           (42)         30          6
     Increase (decrease) in loaned securities                     425          --         --
     (Increase) decrease in other assets and other
      liabilities                                                 (90)        126       (127)
     Increase (decrease) in policy claims                           4          (2)       (24)
     Increase (decrease) in future policy benefits                 39          25         18
                                                              -------    --------    -------
          Net cash provided by operating activities               801         657        426
                                                              -------    --------    -------
Cash Flows from Investing Activities:
  Proceeds from sale of available for sale fixed maturities     5,325      13,378      5,787
  Proceeds from maturity of available for sale fixed
     maturities                                                 1,610       1,137      1,505
  Proceeds from sale of held to maturity fixed securities          --           3         --
  Proceeds from maturity of held to maturity fixed
     maturities                                                   102         112        141
  Proceeds from sale of equity securities                          77         140         47
  Proceeds from repayment of mortgage loans                       238         220        143
  Proceeds from sale of real estate and other invested
     assets                                                        47          40         59
  Cost of available for sale fixed maturities acquired         (7,670)    (14,391)    (7,447)
  Cost of held to maturity fixed maturities acquired              (49)       (281)       (95)
  Cost of equity securities acquired                              (83)       (163)       (43)
  Cost of mortgage loans acquired                                (558)       (413)      (280)
  Cost of real estate and other invested assets acquired          (20)        (29)       (43)
  Policy loans                                                    (10)        (17)       (29)
  Securities sold under agreements to repurchase (net)            (45)        134        (37)
                                                              -------    --------    -------
          Net cash used in investing activities                (1,036)       (130)      (292)
                                                              -------    --------    -------
Cash Flows from Financing Activities:
  Policyholders' account balances:
     Deposits                                                   1,493       1,189        929
     Withdrawals                                               (1,151)     (1,235)    (1,188)
  Net transfers from the separate accounts                         67          58         33
                                                              -------    --------    -------
          Net cash provided (used) by financing activities        409          12       (226)
                                                              -------    --------    -------
Effect of exchange rate changes on cash and cash equivalents        1          (2)         2
                                                              -------    --------    -------
Net increase (decrease) in cash and cash equivalents              175         537        (90)
                                                              -------    --------    -------
Cash and cash equivalents, beginning of year                      773         236        326
                                                              -------    --------    -------
Cash and cash equivalents, end of year                        $   948    $    773    $   236
                                                              =======    ========    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1998 AND 1997

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life") domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, the District of Columbia and Taiwan, primarily through its agency force. In addition, NYLIAC markets Corporate Owned Life Insurance through independent brokers and brokerage general agents.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain reclassifications have been made to the 1997 and 1996 financial statements to conform to the current year presentation.

INVESTMENTS

     Fixed maturity investments, which NYLIAC has both the ability and the intent to hold to maturity, are stated at amortized cost. Investments identified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in stockholder's equity, net of deferred taxes and related adjustments. The cost basis of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net income. Equity securities are carried at fair value with related unrealized gains and losses reflected in stockholder's equity, net of deferred taxes and related adjustments. Mortgage loans are carried at unpaid principal balances, net of impairment reserves, and are generally secured. Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender. Cash equivalents include investments that have maturities of 90 days or less at date of purchase and are carried at amortized cost, which approximates fair value. Short-term investments that have maturities of between 91-365 days at date of purchase are included in fixed maturities on the balance sheet and are carried at amortized cost, which approximates fair value.

     Derivative financial instruments hedging exposure to interest rate fluctuation on available for sale securities are accounted for at fair market value. Unrealized gains and losses are reported in stockholder's equity, net of deferred taxes and related adjustments. Amounts payable or receivable under interest rate and commodity swap agreements and interest rate floor agreements are recognized as investment income or expense when earned. Premiums paid for interest rate floor agreements are amortized into interest expense over the life of the agreement. Unamortized premiums are included in other assets in the balance sheet. Realized gains and losses are recognized in net income upon termination or maturity of the contracts.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new business and certain costs of issuing policies that vary with and are primarily related to the production of new business have been deferred and recorded as an asset in the balance sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. Acquisition costs for universal life and annuity contracts are amortized in proportion to

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED) estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization.

     The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in comprehensive income.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under universal life and annuity contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholders' account balances.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on universal life and annuity contracts are equal to cumulative deposits plus credited interest less withdrawals and charges.

FEDERAL INCOME TAXES

     NYLIAC is a member of a group which files a consolidated Federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

     Current Federal income taxes include a provision for NYLIAC's share of the equity base tax applicable to mutual life insurance companies and their insurance subsidiaries. The amount recorded is based on NYLIAC's estimate of the differential earnings rate ("DER") (the actual rate will be announced at a later date by the Internal Revenue Service ("IRS")) used to compute the equity base tax.

REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

SEPARATE ACCOUNTS


     NYLIAC has established separate accounts with varying investment objectives which are segregated from NYLIAC's general account and are maintained for the benefit of separate account policyholders and NYLIAC. Separate account assets are stated at market value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect market value. For its guaranteed, non-registered separate accounts, the liability includes interest credited to the policies.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans is reported in Note 2 -- Significant Accounting Policies and Note 3 -- Investments. Fair values for policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values for derivative financial instruments are included in Note 10 -- Derivative Financial Instruments and Risk Management. Fair values for repurchase agreements are included in Note
11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment speeds will differ from original estimates and may result in material adjustments to amortization or accretion recorded in future periods.

     As a subsidiary of a mutual life insurance company, NYLIAC is subject to a tax on its equity base. The rates applied to NYLIAC's equity base are determined annually by the IRS after comparison of mutual life insurance company earnings for the year to the average earnings of the 50 largest stock life insurance companies for the prior three years. Due to the timing of earnings information, estimates of the current year's tax rate must be made by management. The ultimate amounts of equity base tax incurred may vary considerably from the original estimates.

ACCOUNTING CHANGES

     During 1997, the Financial Accounting Standard Board ("FASB") issued SFAS 130, "Reporting Comprehensive Income" which establishes standards for the reporting and display of comprehensive income and its components. Comprehensive income is defined as net income adjusted for changes in stockholder's equity resulting from events other than net income.

     This Statement was adopted for the 1998 NYLIAC financial statements. The 1997 and 1996 financial statements were not restated to report the reclassification adjustments separately from unrealized gains (losses) which arose during the period. Adoption of this Statement had no effect on reported net income or stockholder's equity.

RECENT ACCOUNTING PRONOUNCEMENTS

     The FASB recently issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" (Statement). This Statement establishes new GAAP accounting and reporting standards for derivative instruments, including derivative instruments embedded in other contracts, and for hedging activities. This Statement is effective for the 2000 financial statements of the Company. NYLIAC is currently evaluating what impact, if any, this Statement will have on its financial results.

     This Statement requires that derivatives be reported in the balance sheet at their fair value, regardless of any hedging relationship that may exist. Accounting for the gains or losses resulting from changes in the values of those derivatives would depend on the use of the derivative and whether it qualifies for hedge accounting. Changes in fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria will be reported in earnings.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, NYLIAC has determined an estimated fair value using either a discounted cash flow approach, including provisions for credit risk generally based upon the assumption such securities will be held to maturity, or a proprietary matrix pricing model.

     At December 31, 1998 and 1997, the maturity distribution of fixed maturities was as follows (in millions):

                                                              1998                       1997
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   518      $   521       $   480      $   482
Due after one year through five years                   3,473        3,533         3,053        3,099
Due after five years through ten years                  1,804        1,885         2,156        2,230
Due after ten years                                     3,028        3,235         2,425        2,608
Asset-backed securities:
  Government or government agency                       2,080        2,121         2,271        2,324
  Other                                                 1,740        1,786         1,411        1,427
                                                      -------      -------       -------      -------
     Total Available for Sale                         $12,643      $13,081       $11,796      $12,170
                                                      =======      =======       =======      =======

HELD TO MATURITY
----------------
Due in one year or less                               $    27      $    28       $    30      $    30
Due after one year through five years                     225          291           225          239
Due after five years through ten years                    219          228           226          240
Due after ten years                                       193          207           224          238
Asset-backed securities                                    61           62            96           97
                                                      -------      -------       -------      -------
     Total Held to Maturity                           $   725      $   816       $   801      $   844
                                                      =======      =======       =======      =======

     At December 31, 1998 and 1997, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           1998
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  corporations and agencies                          $ 1,006        $ 45          $ 1         $ 1,050
U.S. agencies, state and municipal                     1,927          39            4           1,962
Foreign governments                                      234          22           --             256
Corporate                                              7,736         338           47           8,027
Other                                                  1,740          48            2           1,786
                                                     -------        ----          ---         -------
     Total Available for Sale                        $12,643        $492          $54         $13,081
                                                     =======        ====          ===         =======
HELD TO MATURITY
Corporate                                            $   664        $ 91          $ 1         $   754
Other                                                     61           1           --              62
                                                     -------        ----          ---         -------
     Total Held to Maturity                          $   725        $ 92          $ 1         $   816
                                                     =======        ====          ===         =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

                                                                           1997
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  corporations and agencies                          $ 1,066        $ 36          $ 1         $ 1,101
U.S. agencies, state and municipal                     1,946          42            2           1,986
Foreign governments                                      237          19           --             256
Corporate                                              7,136         276           12           7,400
Other                                                  1,411          20            4           1,427
                                                     -------        ----          ---         -------
     Total Available for Sale                        $11,796        $393          $19         $12,170
                                                     =======        ====          ===         =======
HELD TO MATURITY
Corporate                                            $   705        $ 42          $--         $   747
Other                                                     96           1           --              97
                                                     -------        ----          ---         -------
     Total Held to Maturity                          $   801        $ 43          $--         $   844
                                                     =======        ====          ===         =======

EQUITY SECURITIES

     Estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and a matrix pricing model for private placement securities. At December 31, 1998 and 1997, the distribution of gross unrealized gains and losses on equity securities is as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
          ----    ----------    ----------    ----------
  1998    $76        $27            $3           $100
  1997    $66        $25            $8           $ 83

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are generally collateralized by the related property.

     The fair market value of the mortgage loan portfolio at December 31, 1998 and 1997 is estimated to be $1,728 million and $1,408 million, respectively. Market values are determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 1998 and 1997, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to approximately $76 million and $108 million, respectively, at a fixed market rate of interest. These commitments are diversified by property type and geographic region.

     The provision for losses on mortgage loans was $1 million and $14 million at December 31, 1998 and 1997, respectively. The activity in the specific and general reserves as of December 31, 1998 and 1997 is summarized below (in millions):

                                                              1998    1997
                                                              ----    ----
Beginning Balance                                             $14     $20
Reductions credited to operations                              (5)     (1)
Recoveries of amounts previously written-down                  (8)     (5)
                                                              ---     ---
Ending Balance                                                $ 1     $14
                                                              ===     ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)
     Impaired mortgage loans along with specific provisions for losses as of December 31, 1998 and 1997, were as follows (in millions):

                                                              1998    1997
                                                              ----    ----
Impaired mortgage loans with provisions for losses             $--    $19
Provision for losses                                           --      (8)
                                                               --     ---
Net impaired mortgage loans                                    $--    $11
                                                               ==     ===

     NYLIAC accrues interest income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on problem loans is generally recognized on a cash basis. Cash payments on loans in the process of foreclosure are generally treated as a return of principal.

     At December 31, 1998 and 1997, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                  1998      1997
                                                 ------    ------
Property Type:
  Office building                                $  753    $  601
  Retail                                            330       255
  Apartments                                        187       187
  Residential                                       247       172
  Other                                             105        90
                                                 ------    ------
     Total                                       $1,622    $1,305
                                                 ======    ======
Geographic Region:
  Central                                        $  359    $  250
  Pacific                                           211       145
  Middle Atlantic                                   451       426
  South Atlantic                                    418       362
  New England                                       121        73
  Other                                              62        49
                                                 ------    ------
     Total                                       $1,622    $1,305
                                                 ======    ======

REAL ESTATE

     At December 31, 1998 and 1997, NYLIAC's real estate portfolio consisted of the following (in millions):

                                                              1998    1997
                                                              ----    ----
Investment                                                    $105    $103
Acquired through foreclosures                                   11      19
Real estate joint ventures and limited partnerships             --      29
                                                              ----    ----
     Total real estate                                        $116    $151
                                                              ====    ====

     Accumulated depreciation on real estate at December 31, 1998 and 1997, was $12 million and $8 million, respectively. Depreciation expense totaled $3 million in 1998, 1997 and 1996.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 1998, 1997 and 1996, were as follows (in millions):

                                                 1998      1997      1996
                                                ------    ------    ------
Fixed maturities                                $  972    $  961    $  920
Equity securities                                    7         6         3
Mortgage loans                                     116        96        93
Real estate                                         15        18        21
Policy loans                                        40        39        37
Other                                                9         1         6
                                                ------    ------    ------
  Gross investment income                        1,159     1,121     1,080
Investment expenses                                (44)      (55)      (32)
                                                ------    ------    ------
     Net investment income                      $1,115    $1,066    $1,048
                                                ======    ======    ======

     For the years ended December 31, 1998, 1997 and 1996, realized investment gains computed under the specific identification method are as follows (in millions):

                                             1998                      1997                       1996
                                     --------------------      ---------------------      --------------------
                                     GAINS         LOSSES      GAINS          LOSSES      GAINS         LOSSES
                                     -----         ------      -----          ------      -----         ------
Fixed maturities                     $ 87           $(29)      $172           $ (83)      $100          $ (64)
Equity securities                       7             (7)         9              (4)        22             (1)
Mortgage loans                         16             (8)        12              (8)        15            (19)
Real estate                             6             (2)         3              (2)         6             (3)
Derivative instruments                 --             --         80             (71)        46            (41)
Other                                   3            (17)        19              (1)         7             (3)
                                     ----           ----       ----           -----       ----          -----
     Subtotal                        $119           $(63)      $295           $(169)      $196          $(131)
                                     ----           ----       ----           -----       ----          -----
Investment gains, net                        $56                       $126                       $65
                                             ===                       ====                       ===

     During 1997, one fixed maturity investment that had been classified as held to maturity was sold due to credit deterioration. The investment had an amortized cost of $2,791,000, and the sale resulted in a realized gain of $14,000.

     Stockholder's equity at December 31, 1998 and 1997 includes net unrealized gains as follows (in millions):

                                                              1998     1997
                                                              -----    -----
Net unrealized gains on investments before adjustments        $ 472    $ 382
                                                              -----    -----
Related adjustments
  Deferred policy acquisition costs                            (169)    (148)
  Policyholder liabilities                                        6        7
  Deferred Federal income taxes                                (108)     (84)
                                                              -----    -----
                                                               (271)    (225)
                                                              -----    -----
Net unrealized gains on investments included in
  Stockholder's equity                                        $ 201    $ 157
                                                              =====    =====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED) Changes in net unrealized gains and losses on investments were as follows
(in millions):

                                                              1998    1997
                                                              ----    ----
Unrealized gains (losses) on investments:
  Beginning of year                                           $382    $163
  End of year                                                  472     382
                                                              ----    ----
  Net change                                                    90     219
Change in related adjustments of balance sheet accounts:
  Deferred policy acquisition costs                            (21)    (88)
  Policyholder liabilities                                      (1)      5
  Deferred Federal income taxes                                (24)    (47)
                                                              ----    ----
Change in unrealized gains on investments                       44      89
Net unrealized gains on investments at beginning of year       157      68
                                                              ----    ----
Net unrealized gains on investments at end of year            $201    $157
                                                              ====    ====

NOTE 5 -- INSURANCE LIABILITIES

     NYLIAC's annuity contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 1998 and 1997, was $6,905 million and $7,150 million, respectively.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains eight non-guaranteed, registered separate accounts for its variable deferred annuity and variable life products. NYLIAC maintains investments in the registered separate accounts of $54 million and $12 million at December 31, 1998 and 1997, respectively. The assets of the separate accounts, which are carried at market value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other non-proprietary funds.

     In addition, in 1997 two guaranteed, non-registered separate accounts were established for universal life insurance policies. These accounts provide a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of these separate accounts are carried at market value. At December 31, 1998, no policies had yet been issued for one of these separate accounts.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs (DAC) for the years ended December 31, 1998, 1997 and 1996 is as follows (in millions):

                                                               1998     1997     1996
                                                              ------    -----    -----
Balance at beginning of year before adjustment for
  unrealized gains on investments                             $  836    $ 751    $ 707
Current year additions                                           286      200      151
Amortized during year                                            (94)    (115)    (107)
Balance at end of year before adjustment for
  unrealized gains on investments                              1,028      836      751
Adjustment for unrealized gains on investments                  (169)    (148)     (60)
                                                              ------    -----    -----
Balance at end of year                                        $  859    $ 688    $ 691
                                                              ======    =====    =====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES

     The components of the net deferred tax liability as of December 31, 1998 and 1997 are as follows (in millions):

                                                              1998    1997
                                                              ----    ----
Deferred tax assets:
  Future policyholder benefits                                $196    $153
  Employee and agents' benefits                                 53      49
  Other                                                         --       6
                                                              ----    ----
     Gross deferred tax assets                                 249     208
                                                              ====    ====
Deferred tax liabilities:
  Deferred policy acquisition costs                            168     147
  Investments                                                  174     149
  Other                                                          8       5
                                                              ----    ----
     Gross deferred tax liabilities                            350     301
                                                              ----    ----
       Net deferred tax liability                             $101    $ 93
                                                              ====    ====

     The gross deferred tax asset relates to temporary differences that are expected to reverse as net ordinary deductions. Management believes that NYLIAC's taxable income in future years will be sufficient to realize the deferred tax benefits and therefore, no valuation allowance has been recorded.

     Set forth below is a reconciliation of the Federal income tax rate to the effective tax rate for 1998, 1997 and 1996:

                                                            1998    1997    1996
                                                            ----    ----    ----
Statutory federal income tax rate                           35.0%   35.0%   35.0%
Equity base tax                                              1.7     3.3     3.2
Tax exempt income                                            (.5)    (.5)    (.7)
Other                                                        (.2)    (.1)    (.9)
                                                            ----    ----    ----
Effective tax rate                                          36.0%   37.7%   36.6%
                                                            ====    ====    ====

     NYLIAC's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1993. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

NOTE 9 -- REINSURANCE

     On April 1, 1997, NYLIAC, under the terms of an assumption reinsurance agreement, acquired certain bank owned life insurance policies that had been issued by Confederation Life Insurance Company. In conjunction with this transaction, NYLIAC recorded a liability for policyholder account balances of $278 million, and received cash of $245 million and a note receivable of $11 million. The difference of $22 million between the liability recorded and the assets received has been recorded as DAC, which will be amortized over the remaining life of the policies, assumed to be 25 years.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, commodity and market risk. These derivative financial instruments include interest rate floors and interest rate and commodity swaps. NYLIAC has not engaged in derivative financial instrument transactions for speculative purposes.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED) Notional or contractual amounts of derivative financial instruments provide only a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments which relate to interest rates and other financial indices.

     NYLIAC is exposed to credit-related losses in the event that a counterparty fails to perform its obligations under contractual terms. The credit exposure of derivative financial instruments is represented by the sum of fair values of contracts with each counterparty, if the net value is positive, at the reporting date.

     NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the future creditworthiness of counterparties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

INTEREST RATE RISK MANAGEMENT

     NYLIAC enters into various types of interest rate contracts primarily to minimize exposure of specific assets held by NYLIAC to fluctuations in interest rates.

     The following table summarizes the notional amounts and credit exposures of interest rate related derivative transactions (in thousands):

                                                     1998                    1997
                                             --------------------    --------------------
                                             NOTIONAL     CREDIT     NOTIONAL     CREDIT
                                              AMOUNT     EXPOSURE     AMOUNT     EXPOSURE
                                             --------    --------    --------    --------
Interest Rate Swaps                          $125,000     $9,125     $125,000     $2,973
Floors                                       $150,000     $  748     $150,000     $  251

     Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional amount. Swap contracts outstanding at December 31, 1998 are between six years, eight months and nineteen years in maturity. At December 31, 1997 such contracts were between seven years, eight months and twenty years in maturity. NYLIAC does not act as an intermediary or broker in interest rate swaps.

     The following table shows the type of swaps used by NYLIAC and the weighted average interest rates. Average variable rates are based on the rates which determine the last payment received or paid on each contract; those rates may change significantly, affecting future cash flows:

                                                                1998        1997
                                                              --------    --------
Receive - fixed swaps - Notional amount (in thousands)        $125,000    $125,000
  Average receive rate                                            6.64%       6.64%
  Average pay rate                                                5.65%       5.70%

     During the term of the swap, net settlement amounts are recorded as investment income or expense when earned. Fair values of interest rate swaps were $9,125,000 and $2,973,000 at December 31, 1998 and 1997, respectively, based on quoted market prices.

     Interest rate floor agreements entitle NYLIAC to receive amounts from counterparties based upon the difference between a strike price and current interest rates. Such agreements serve as hedges against declining interest rates on a portfolio of assets. Amounts received during the term of interest rate floor agreements are recorded as investment income.

     At December 31, 1998 and 1997, unamortized premiums on interest rate floors amounted to $372,000 and $447,000, respectively. Fair values of such agreements were $748,000 and $251,000 at December 31, 1998 and 1997, respectively, based on quoted market prices.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

COMMODITY RISK MANAGEMENT

     NYLIAC has certain bond investments with interest payments linked to prices of commodities such as gold and crude oil. NYLIAC has entered into commodity swaps with a total notional amount of $18,000,000 as a hedge against commodity risks in both 1998 and 1997. The credit exposure of these swaps was $1,290,000 and $3,021,000 at December 31, 1998 and 1997, respectively.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Given the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 1998 and 1997, $571 million and $659 million, respectively, of NYLIAC's fixed maturities and equity securities were on loan to others, but were fully collateralized in an account held in trust for NYLIAC. Such assets reflect the extent of NYLIAC's involvement in securities lending, not NYLIAC's risk of loss.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for approximately one month. The liability reported in the balance sheet (included in other liabilities) at December 31, 1998 of $139 million ($184 million at December 31, 1997) approximates fair value. The investments acquired with the funds received from the securities sold are primarily included in cash and cash equivalents in the balance sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. NYLIAC reimburses New York Life for the identified costs associated with these services and facilities under the terms of a Service Agreement between New York Life and NYLIAC. Such costs, amounting to $342 million for the year ended December 31, 1998 ($247 million for 1997 and $191 million for 1996) are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In 1998, NYLIAC sold a Corporate Owned Life (COLI) policy to its parent, New York Life Insurance Company, for $250 million in premium. The policy was sold on the same basis as policies sold to unrelated customers.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 13 -- ACCUMULATED OTHER COMPREHENSIVE INCOME

     Accumulated Other Comprehensive Income is as follows (in millions):

                                                         YEAR ENDED DECEMBER 31,
                                                         ------------------------
                                                         1998     1997      1996
                                                         -----    -----    ------
Unrealized gains on securities:
  Beginning balance                                      $157     $ 68     $ 227
  Current period change                                    44       89      (159)
                                                         ----     ----     -----
  Ending balance                                         $201     $157     $  68
                                                         ====     ====     =====

     The related tax effects allocated to Other Comprehensive Income are as follows (in millions):

                                                            YEAR ENDED DECEMBER 31, 1998
                                                       --------------------------------------
                                                                        TAX
                                                       BEFORE-TAX    (EXPENSE)     NET-OF-TAX
                                                         AMOUNT      OR BENEFIT      AMOUNT
                                                       ----------    ----------    ----------
Unrealized gains (losses) on securities:
  Unrealized holding gains (losses) arising during
     period                                               $123          $(44)         $79
  Less: reclassification adjustment for gains
     (losses) in net income                                 54           (19)          35
                                                          ----          ----          ---
Other Comprehensive Income                                $ 69          $(25)         $44
                                                          ====          ====          ===

NOTE 14 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Federal income taxes paid were $67 million, $126 million, and $146 million during 1998, 1997 and 1996, respectively.

     Total interest paid was $27 million, $35 million and $10 million during 1998, 1997 and 1996, respectively.

NOTE 15 -- RECONCILIATIONS BETWEEN STATUTORY ACCOUNTING AND GAAP

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The following chart reconciles NYLIAC's statutory surplus determined in accordance with accounting practices prescribed by the Delaware State Insurance Department with stockholder's equity on a GAAP basis (in millions):

                                                      YEAR ENDED DECEMBER 31,
                                                     --------------------------
                                                      1998      1997      1996
                                                     ------    ------    ------
Statutory Surplus                                    $1,095    $1,089    $  998
                                                     ------    ------    ------
Adjustments:
  Deferred policy acquisition costs                     859       688       691
  Investment related                                    458       377       151
  Asset valuation reserve                               197       165       164
  Interest maintenance reserve                          120       105        35
  Non-admitted assets                                    66        59        31
  Policyholder liabilities                             (447)     (330)     (263)
  Deferred taxes                                       (101)      (94)      (47)
  Employee benefit liabilities                          (79)      (74)      (72)
  Other                                                 (20)      (23)       (2)
                                                     ------    ------    ------
     Total adjustments                                1,053       873       688
                                                     ------    ------    ------
Total GAAP Stockholder's Equity                      $2,148    $1,962    $1,686
                                                     ======    ======    ======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 15 -- RECONCILIATIONS BETWEEN STATUTORY ACCOUNTING AND GAAP -- (CONTINUED) The following chart reconciles NYLIAC's statutory net income determined in accordance with accounting practices prescribed by the Delaware State Insurance Department with net income on a GAAP basis (in millions):

                                                         YEAR ENDED DECEMBER 31,
                                                         ------------------------
                                                          1998     1997     1996
                                                         ------    -----    -----
Statutory Net Income                                     $  10     $134     $148
                                                         -----     ----     ----
Adjustments:
  Deferred policy acquisition costs                        192       63       44
  Investment related                                        19        7        2
  Interest maintenance reserve                              15       70        9
  Policyholder liabilities                                (110)     (84)     (62)
  Deferred taxes                                            17        1       24
  Other                                                     (1)      (4)       4
                                                         -----     ----     ----
     Total Adjustments                                     132       53       21
                                                         -----     ----     ----
GAAP Net Income                                          $ 142     $187     $169
                                                         =====     ====     ====

     Financial statements prepared on the statutory basis of accounting vary from those prepared under GAAP, primarily as follows: (1) the costs related to acquiring business, principally commissions and certain policy issue expenses are charged to income in the year incurred, whereas under GAAP they would be deferred and amortized over the periods benefitted; (2) funds received under deposit-type contracts are reported as premium income, whereas under GAAP, such funds are recorded as a liability; (3) life insurance reserves are based on different assumptions than they are under GAAP; (4) life insurance companies are required to establish an Asset Valuation Reserve ("AVR") by a direct charge to surplus to offset potential investment losses, whereas under GAAP, the AVR is not recognized and any reserve for losses on investments would be deducted from the assets to which they relate and would be charged to income; (5) investments in fixed maturities are generally carried at amortized cost or values prescribed by the National Association of Insurance Commissioners ("NAIC"); under GAAP, investments in fixed maturities, which are available for sale or held for trading, are generally carried at market value, with changes in market value charged against equity or reflected in earnings; (6) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve and amortized into investment income over the remaining life of the investment sold, whereas under GAAP, the gains and losses are recognized in income at the time of sale; (7) deferred federal income taxes are not provided for as they are under GAAP; and (8) certain assets are considered non-admitted and are excluded from assets in the balance sheet, whereas they are included under GAAP.

     The Delaware Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

     At December 31, 1998 and 1997 on a statutory basis, admitted assets were $23,351 million and $20,059 million respectively, and total liabilities were $22,256 million and $18,970 million, respectively, which included policy reserves of $14,626 million and $13,666 million, respectively.

     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. The maximum amount of dividends which can be paid by a Delaware insurance company to its stockholders may not exceed that part of its available and accumulated statutory surplus funds which is derived from net operating profits and realized capital gains. Such available and accumulated funds at December 31, 1998 were $590 million.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheets and the related statements of income and comprehensive income, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation at December 31, 1998 and 1997, and the results of its operations and its cash flows for the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
March 9, 1999

                                    PART II

                          UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

         Reference is made to Article VIII of the Depositor's By-Laws.

         New York Life maintains Directors and Officers Liability/Company Reimbursement ("D&O") insurance which covers directors, officers and trustees of New York Life, its subsidiaries, and its subsidiaries and certain affiliates including the Depositor while acting in their capacity as such. The total annual aggregate of D&O coverage is $150 million applicable to all insureds under the D&O policies. There is no assurance that such coverage will be maintained by New York Life or for the Depositor in the future as, in the past, there have been large variances in the availability of D&O insurance for financial institutions.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


     REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

         New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the Corporate Sponsored Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.


                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.


     The prospectus consisting of 80 pages.


     The undertaking to file reports.

     The undertaking pursuant to Rule 484.

     The representation as to the reasonableness of aggregate fees and charges.

     The signatures.


     Written consents of the following persons (filed herewith):


     (a) Jonathan E. Gaines, Esq.

     (b) Irwin L. Don, Associate Actuary

     (c) PricewaterhouseCoopers LLP

     The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     (1) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, and incorporated herein by reference.

     (2)          Not applicable.

     (3)(a) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, and incorporated herein by reference.

     (3)(b) Form of Sales Agreement, by and between NYLIFE Distributors Inc., as Underwriter, NYLIAC as Issuer, and Dealers - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(b) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, and incorporated herein by reference.

     (3)(c)       Not applicable.

     (4)          Not applicable.

     (5) Form of Policy - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5) to Registrant's initial Registration Statement on Form S-6, and incorporated herein by reference.

     (6)(a) Restated Certificate of Incorporation of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to Registrant's initial Registration Statement on Form S-6, and incorporated herein by reference.

     (6)(b)(1) By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Registrant's initial Registration Statement on Form S-6, and incorporated herein by reference.

     (6)(b)(2) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

     (7)          Not applicable.

     (8)          Not applicable.

     (9)(a) Stock Sales Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life M.F.A. Series Fund, Inc.)
                  - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(a) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, and incorporated herein by reference.

     (9)(b)(1) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended
                  - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, and incorporated herein by reference.

     (9)(b)(2) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(2) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, and incorporated herein by reference.

     (9)(b)(3)    Participation Agreement between Janus Aspen Series and NYLIAC
                  - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, and incorporated herein by reference.

     (9)(b)(4) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, and incorporated herein by reference.

     (9)(b)(5) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(5) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, and incorporated herein by reference.

     (9)(b)(6) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(6) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, and incorporated herein by reference.

     (9)(c) Powers of Attorney for the Directors and Officers of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(c) to Registrant's Pre-Effective Amendment No. 2 on Form S-6 for the following, and incorporated herein by reference:

                  Jay S. Calhoun, Vice President, Treasurer and Director
                    (Principal Financial Officer)
                  Richard M. Kernan, Jr., Director
                  Robert D. Rock, Senior Vice President and Director Frederick J. Sievert, President and Director
                    (Principal Executive Officer)
                  Stephen N. Steinig, Senior Vice President, Chief Actuary
                    and Director
                  Seymour Sternberg, Director

     (9)(d) Power of Attorney for Maryann L. Ingenito, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(d) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, and incorporated herein by reference.

     (9)(e) Power of Attorney for Howard I. Atkins, Executive Vice President (Principal Financial Officer) - Previously filed as
                  Exhibit 8(d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

     (9)(f) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit (9)(e) to Registrant's Pre-Effective Amendment No. 2 on Form S-6, and incorporated herein by reference.

     (9)(g) Supplement to Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit 1.9(g) to Registrant's Post-Effective Amendment No. 1 on Form S-6 and incorporated herein by reference.

     (9)(h) Power of Attorney for Certain Directors of NYLIAC - Previously filed as Exhibit 10(e) to Post-Effective Amendment No. 6 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 33-87382), and incorporated herein by reference for the following:

                  George J. Trapp, Director
                  Frank M. Boccio, Director
                  Phillip J. Hildebrand, Director
                  Michael G. Gallo, Director
                  Solomon Goldfinger, Director
                  Howard I. Atkins, Director

     (10) Form of Application - Previously filed as Exhibit (10) to Registrant's Pre-Effective Amendment No. 2 on Form S-6, and incorporated herein by reference.


2.   Opinion and Consent of Jonathan E. Gaines, Esq. - Filed herewith.


3.   Not applicable.

4.   Not applicable.

5.   Not applicable.


6.   Opinion and Consent of Irwin L. Don, Associate Actuary. - Filed herewith.



7.   Consent of PricewaterhouseCoopers LLP - Filed herewith.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, the Registrant, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City and State of New York on the 19th day of April, 1999.

                                            NYLIAC CORPORATE SPONSORED VARIABLE
                                            UNIVERSAL LIFE SEPARATE ACCOUNT-I
                                                       (Registrant)


                                            By /s/ Lawrence R. Stoehr
                                              --------------------------------
                                                   Lawrence R. Stoehr
                                                   Vice President

                                            NEW YORK LIFE INSURANCE AND
                                            ANNUITY CORPORATION
                                                       (Depositor)


                                            By /s/ Lawrence R. Stoehr
                                              --------------------------------
                                                   Lawrence R. Stoehr
                                                   Vice President


As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

    Howard I. Atkins*             Executive Vice President and Director
                                  (Principal Financial Officer)

    Frank M. Boccio*              Director

    Michael G. Gallo*             Director

    Solomon Goldfinger*           Director

    Phillip J. Hildebrand*        Director

    Maryann L. Ingenito*          Vice President and Controller (Principal
                                  Accounting Officer)

    Richard M. Kernan, Jr.*       Director

    Robert D. Rock*               Senior Vice President and Director

    Frederick J. Sievert*         President and Director (Principal
                                  Executive Officer)

    Seymour Sternberg*            Director

    George J. Trapp*              Director


*By /s/ Lawrence R. Stoehr
   -----------------------
    Lawrence R. Stoehr
    Attorney-in-Fact
    April 19, 1999

                                EXHIBIT INDEX

Exhibit
Number                         Description
-------                        -----------
  2.                           Opinion and Consent of Jonathan E. Gaines, Esq.

  6.                           Opinion and Consent of Irwin Don, Associate
                               Actuary

  7.                           Consent of PricewaterhouseCoopers LLP